                                                                   EXHIBIT 10.4a




                             The Leap Group, Inc.




          Second Loan Modification Agreement, dated January 30, 1998, between The Leap Group, Inc. and Manufacturer's Bank

                      SECOND LOAN MODIFICATION AGREEMENT
                      ----------------------------------


     THIS SECOND LOAN MODIFICATION AGREEMENT (hereinafter referred to as this "Second Modification") is made and entered into as of the 30th day of January, 1998, by THE LEAP GROUP, INC., a Delaware corporation (hereinafter referred to as "Leap Group"), THE LEAP PARTNERSHIP, INC., an Illinois corporation (hereinafter referred to as "Partnership"), QUANTUM LEAP COMMUNICATIONS, INC., an Illinois corporation (hereinafter referred to as "Quantum"), LILYPAD SERVICES, INC., an Illinois corporation (hereinafter referred to as "Lilypad"), BAR TV, INC., a Delaware corporation (hereinafter referred to as "Bar"), TADPOLE PRODUCTIONS, INC., an Illinois corporation (hereinafter referred to as "Tadpole"), and YAR COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as "Yar") (Leap Group, Partnership, Quantum, Lilypad, Bar, Tadpole and Yar, being hereinafter referred to collectively as "Borrowers"); and (ii) MANUFACTURERS BANK, an Illinois banking corporation (hereinafter referred to as "Lender").


                               R E C I T A L S:
                               - - - - - - - -

     A. Lender has heretofore on or about February 18, 1997 made a loan (hereinafter referred to as the "Loan") to the Leap Group in the original principal amount of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00), as described in and pursuant to a certain Business Loan Agreement dated as of February 18, 1997.

     B. The Loan was evidenced by a line of credit Promissory Note (the "Note") dated February 18, 1997 in the principal amount of $8,000,000.00 with a maturity date of February 17, 1998.

     C. The Loan was modified by a Modification Agreement ("First Modification") dated October 31, 1997 between Lender and Leap Group, whereby, among other things, (i) Partnership, Quantum, Lilypad, Bar, Tadpole and Yar became additional makers and obligors under the Note, (ii) Leap Group pledged additional collateral for the Note, and (iii) the minimum Book Net Worth requirement was reduced to $32,000,000.00. The First Modification and the Business Loan Agreement are collectively referred to as the "Loan Agreement."

     D. The Loan is secured by, among other things, a pledge by Borrowers of the accounts, inventory, equipment and other assets of Borrowers as described in seven (7) certain Security Agreements dated October 31, 1997, and evidenced by UCC-l Financing Statements executed by Leap Group and Partnership in favor of Lender and filed with the Secretary of State of Illinois and by Yar and filed with the Secretary of State of New York (said Security Agreements and UCC-1 Financing Statements are hereinafter referred to collectively as the "Security Documents").

     E. The parties desire to modify and amend the Loan Agreement, the Note, Security Documents and all other documents evidencing and securing the Loan and to provide Lender with (i) a Junior Mortgage on the improved real property commonly known as 22 W. Hubbard, Chicago, Illinois (the "Property") and (ii) a Pledge by Leap Group of 100% of the stock in One

World Communications, Inc., a Delaware corporation, its wholly owned subsidiary (hereinafter referred to collectively as the "Loan Documents") as provided herein.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements contained herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1
                                   ---------

     1.1 Recitals. The Recitals hereto are incorporated herein by reference as being the understandings and agreements of the parties as fully and with the same force and effect as if each and every term, condition and provision of such preambles was specifically recited herein at length.

                                   ARTICLE 2
                                   ---------

                          AMENDMENT OF LOAN DOCUMENTS
                          ---------------------------

     2.1 Modification of Note. The terms and provisions of the Note are hereby amended and modified as follows:

          A. The "Maturity Date" of the Note is extended from February 17, 1998 to June 30, 1998;

          B. The first sentence of the second paragraph of the Note styled PAYMENT is deleted and replaced with the following:

                    "Borrowers shall pay this loan in one payment of all outstanding principal, plus all accrued interest on June 30, 1998. Advances under the Note shall not exceed $4,073,000.00 notwithstanding anything to the contrary herein."

     2.2 Modification of Loan Agreement. The terms and provisions of the Loan Agreement are hereby amended and modified as follows:

          A. All references to the "Note" shall include, without limitation, the Note as modified by this Second Modification.

          B. The Maturity Date is extended from February 17, 1998 to June 30, 1998.

          C. The minimum Book Net Worth shall be $30,500,000.00 to be tested quarterly commencing as of January 31, 1998.

     D. All references to the "Borrower" shall include, without limitation, the Borrowers.

     E. Lender shall not be obligated to make Loan Advances in excess of $4,073,000.00.

                                   ARTICLE 3
                                   ---------

                REAFFIRMATION OF NOTE AND OTHER LOAN DOCUMENTS
                ----------------------------------------------


     3.1 Borrowers hereby acknowledge and reaffirm their obligations under the Note and the Loan Agreement and the indebtedness evidenced thereby, and acknowledges and agrees that such indebtedness is owing to the Lender and is enforceable against Borrowers in accordance with the terms of the Note and the Loan Agreement as modified by this Second Modification, subject to no defenses, counterclaims, deductions or set-offs whatsoever, including any defenses based on the covenant of good faith, all such defenses, counterclaims, deductions and setoffs being expressly waived by Borrowers.

     3.2 Nothing contained in this Second Modification, or the transactions contemplated hereby, shall be deemed or construed to be a consent to or waiver of any breach or default in the performance by Borrowers of their obligations to Lender, whether evidenced by the Note, the Loan Agreement, or otherwise, nor shall Lender be impaired or limited in its ability to fully and completely enforce any and all the rights and remedies presently available to Lender under the Loan Agreement and any other agreements and related loan documents as may exist at the time of the making of this Second Modification between or among Lender and Borrowers.

                                   ARTICLE 4
                                   ---------

                                  CONDITIONS
                                  ----------


     4.1 Conditions Precedent. Notwithstanding anything to the contrary herein contained, the agreements of Lender hereunder, and the effectiveness of the Second Modification provided for herein, are subject to and conditioned upon the following (herein called the "Conditions Precedent").

     4.2 Fees and Costs. Borrowers shall pay all costs, fees and expenses (including legal fees) incurred by Lender in connection with this Second Modification.

     4.3 Documents. A. Borrowers shall have executed and delivered to Lender four (4) originals of this Second Modification.

     B. Partnership shall execute and deliver to Lender two copies of a Junior Mortgage, Assignment of Leases and Security Agreement ("Junior Mortgage") in the form of the Junior Mortgage attached as Exhibit 1.

     C. Borrowers, at their sole cost and expense, shall provide Lender with an ALTA Loan Policy ("Title Policy") issued by a title insurance company acceptable to Lender in the amount of $500,000.00, naming Lender, as an insured party, insuring the lien of the Junior Mortgage as a second lien upon the Property, insuring all utility, access, support and other easements necessary for the operation of such real estate, and subject to no exceptions other than exceptions approved in writing by Lender. In addition, the Title Policy shall include a comprehensive endorsement and a zoning endorsement including parking, a revolving credit endorsement, a doing business endorsement, a creditors' rights endorsement, a usury endorsement and such other endorsements as the Lender may reasonably require.

     D. Leap Group shall execute and deliver to Lender and cause One World Communications, Inc. to execute the Pledge Agreement attached as Exhibit 2.

     E. Borrowers shall each execute and deliver to Lender UCC-1 financing statements in the manner and form of the statements attached hereto as Group
Exhibit 3.

     F. Borrowers shall cause Alliance Banking Company to execute and deliver to Lender releases of UCC-1 financing statements in the manner and form of the releases attached as Group Exhibit 4.

     4.4 Board Resolutions. Lender shall have received a certified copy of a resolution of the board of directors of Borrowers authorizing the execution and delivery of and the consummation of the transactions contemplated by this Second Modification and all other documents or instruments to be executed and delivered in conjunction herewith.

                                   ARTICLE 5
                                   ---------

                                 MISCELLANEOUS
                                 -------------

     5.1 Reaffirmation of Representations and Warranties. Borrowers hereby acknowledge and reaffirm that their representations and warranties as stated in the Loan Agreement are true and correct as of the date hereof, that Borrowers are and shall remain in full compliance with all terms and conditions contained in the Loan Documents.

     5.2 Intent of Parties. The parties expressly agree that the liens evidenced by the Loan Agreement shall in no way be deemed to have been subordinated, released, modified, terminated, or otherwise affected by this Second Modification, it being understood by the parties hereto that the liens of said document shall continue in full force and effect, and are to have the same validity, priority and effect that they had immediately prior to the execution of this Second Modification and the documents and instruments executed and delivered pursuant to this Second Modification, shall survive and not be merged into the execution and delivery of this Second Modification.

     5.3 Release of Claims. Borrowers acknowledge and agree that Lender has fulfilled any and all of Lender's obligations under the Loan Agreement and related loan documents to date. They hereby release, remise, forever discharge and hold Lender harmless from and against any and all claims, actions, counterclaims, defenses, lawsuits, damages, costs and expenses whatsoever, known or unknown, which they, or any of them, may have had or currently have against Lender, its directors, officers, employees, agents, successors and assigns, including, without limitation, all matters arising out of or related to the Loan Agreement or the related loan documents.

     5.4 No Third Party Beneficiaries. This Second Modification is made and entered into for the sole protection and benefit of Lender and the signatories hereto, and no other person, entity or entities shall have the right of action hereon, right to claim any right or benefit from the terms contained herein, or be deemed a third party beneficiary hereunder.

     5.5 Successors and Assigns; Assignability. This Second Modification shall be binding upon and inure to the benefit of the parties hereto, their respective successors, legal representatives and assigns.

     5.6 Effect of Amendment. Except as specifically amended or modified by the terms of this Second Modification, all terms and provisions of the Loan Agreement are approved, ratified and confirmed and are and shall remain in full force and effect. Lender's agreement to modify the Note as set forth herein shall not be interpreted or construed as obligating Lender to make any future modifications to, or extensions of the Note or Loan Agreement.

     5.7 Governing Law. This Agreement shall be governed by and be construed in accordance with the internal laws of the State of Illinois.

     5.8 Captions. The title of this Second Modification and the headings of the various paragraphs of this Second Modification have been inserted only for the purposes of convenience and are not part of this Second Modification and should not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Second Modification.


BORROWERS:                             THE LEAP GROUP, INC., a Delaware
                                       corporation

                                       By: /s/ Robert C. Bramlette
                                           -------------------------------------
                                           Its:  Secretary
                                                 -------------------------------


                                       THE LEAP PARTNERSHIP, INC., an
                                       Illinois corporation

                                       By:  /s/ Robert C. Bramlette
                                           -------------------------------------
                                           Its:  Secretary
                                                 -------------------------------

                                       QUANTUM LEAP COMMUNICATIONS,
                                       INC., an Illinois corporation

                                       By: /s/ Robert C. Bramlette
                                          -------------------------------------
                                             Its: Secretary

                                       LILYPAD SERVICES, INC., an Illinois
                                       corporation

                                       By: /s/ Robert C. Bramlette
                                          -------------------------------------
                                             Its:  Secretary

                                       BAR TV, INC., an Delaware corporation

                                       By:
                                          -------------------------------------
                                             Its: President
                                                 ------------------------------

                                       TADPOLE PRODUCTIONS, INC., an
                                       Illinois corporation

                                       By: /s/ Robert C. Bramlette
                                          -------------------------------------
                                             Its: Secretary

                                       YAR COMMUNICATIONS, INC., a Delaware
                                       corporation

                                       By:
                                          -------------------------------------
                                             Its: President
                                                 ------------------------------

LENDER:
                                       MANUFACTURERS BANK, an Illinois
                                       banking corporation


                                       By:
                                          -------------------------------------
                                             Its:
                                                 ------------------------------

THIS DOCUMENT PREPARED BY
AND AFTER RECORDING RETURN
TO:

Michael Weininger, Esq.
Katz Randall & Weinberg
333 West Wacker Drive
Suite 1800
Chicago, Illinois 60606
(312) 807-3800

KRW File No.07995.00300
                                        This space reserved for Recorder.

                        JUNIOR MORTGAGE, ASSIGNMENT OF
                    RENTS AND LEASES AND SECURITY AGREEMENT
                    ---------------------------------------

     THIS INDENTURE made as of the 30th day of January, 1998, by and between THE LEAP PARTNERSHIP, INC., an Illinois corporation, whose address is 22 W. Hubbard St., Chicago, Illinois (herein referred to as "Mortgagor") and MANUFACTURERS BANK, whose address is 1200 North Ashland Ave., Chicago, Illinois 60622 (herein referred to as "Mortgagee").

                                  WITNESSETH:
                                  ----------

     THAT, WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal sum of FOUR MILLION SEVENTYTHREE THOUSAND AND NO/100 ($4,073,000.00) DOLLARS, evidenced by that certain Promissory Note of Mortgagor dated February 18, 1997 as thereafter modified by Modification Agreements dated October 31, 1997 and January 30, 1998 (hereinafter referred to as the "Note"), made payable to the order of Mortgagee and delivered to Mortgagee, in and by which Note Mortgagor promises to pay the said principal sum and interest at the rate and in installments as provided in the Note, with a final payment of the balance, if not sooner paid, to be due on the 30th day of June, 1998, and all of said principal and interest are made payable at such place as the holder of the Note may, from time to time in writing appoint, and in absence of such appointment, then at the office of Mortgagee.

     NOW, THEREFORE, Mortgagor, to secure the payment of said principal sum of money and said interest in accordance with the terms, provisions and limitations of this Mortgage, and of the Note secured hereby, and any other sums advanced by Mortgagee to protect the security of this Mortgage or discharge the obligations of Mortgagor hereunder, and the performance of the covenants and agreements herein contained and contained in the Note and in any other documents evidencing or securing the loan evidenced by the Note (the Note, this Mortgage and such other documents being hereinafter referred to collectively as the "Loan Documents"), by Mortgagor to be performed, and also in consideration of the sum of One Dollar ($1.00) in hand paid, the receipt whereof is hereby acknowledged, does by these presents MORTGAGE, GRANT, CONVEY and RELEASE unto Mortgagee, its successors and assigns, the following-described real estate (hereinafter referred to as the "Land") and all of its estate, right, title and interest therein, situate, lying and being in the County of Cook and State of Illinois, to-wit:

     THE LAND MORTGAGED HEREBY IS DESCRIBED ON
     EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

which Land, with the property hereinafter described, is referred to herein collectively as the "Premises" or as the "Mortgaged Premises."

     TOGETHER with all easements, rights of way, strips and gores of land. vaults, streets, alleys, water rights, mineral rights, and rights used in connection with the Land or to provide a means of access to the Land, and all tenements, hereditaments and appurtenances thereof and thereto pertaining or belonging, and all underground and overhead passageways and licenses in connection therewith;

     TOGETHER with all leasehold estates, right, title and interest of Mortgagor in any and all leases, subleases, management agreements, arrangements, concessions, or agreements, written or oral, relating to the use and occupancy of the Land and improvements or any portion thereof located thereon, now or hereafter existing or entered into;

     TOGETHER with all rents, issues and profits thereof for so long and during all such times as Mortgagor may be entitled thereto and together with all proceeds of insurance with respect thereto and any and all other proceeds therefrom (all of which are pledged primarily and on a parity with said real estate and not secondarily);

     TOGETHER with any and all buildings and improvements now or hereafter erected on the Land, including, but not limited to, the fixtures, attachments, appliances, equipment, machinery, and other articles attached to said buildings and improvements and all tangible personal property owned by Mortgagor now or any time hereafter located on or at the Land or used in connection therewith, including, but not limited to, all goods, machinery, tools, equipment (including fire sprinklers and alarm Systems, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, lighting, power, sanitation, waste removal, entertainment, recreational, window or structural cleaning rigs, maintenance and all other equipment of every kind), lobby and all other indoor or outdoor furniture (including tables, chairs, planters, desks, sofas, shelves, lockers and cabinets), furnishings, appliances. inventory, rugs, carpets and other floor coverings, draperies, drapery rods and brackets, awnings, venetian blinds, partitions, chandeliers and other lighting fixtures, and all other fixtures, apparatus, equipment, furniture, furnishings, all construction, architectural and engineering contracts, subcontracts and other agreements now or hereafter entered into by Mortgagor and pertaining to the construction or remodeling of improvements on the Land, plans and specifications and other tests or studies now or hereafter prepared in contemplation of constructing or remodeling improvements on the Land, it being understood that the enumeration of any specific articles of property shall in nowise result in or be held to exclude any items of property not specifically mentioned;

     TOGETHER with all the estate, interest, right, title, other claim or demand, including claims or demands with respect to the proceeds of insurance in effect with respect thereto, which Mortgagor now has or may hereinafter acquire in the Premises, and any and all awards made for the taking by eminent domain, or by any proceedings or purchase in lieu thereof, of the whole or any part of the Premises, including, without any limitation, any awards resulting from the change of grade of streets and awards for severance damages.

     All of the land, estate and property hereinabove described, real, personal and mixed, whether affixed or annexed or not (except where otherwise hereinabove specified) and all rights hereby conveyed and mortgaged are intended so to be as a unit and are hereby understood, agreed and declared to form a part and parcel of the real estate and to be appropriated to the use of the real estate, and shall for the purposes of this Mortgage be deemed to be real estate and conveyed and mortgaged hereby.

     Mortgagor covenants that it is lawfully seized of the Premises, that the same are unencumbered except for title exceptions approved by Mortgagee, and that it has good right, full power and lawful authority to convey and mortgage the same, and that it will warrant and forever defend the Premises and the quiet and peaceful possession of the same against the lawful claims of all persons whomsoever.

     TO HAVE AND TO HOLD the Premises unto Mortgagee, its successors and assigns forever, free from all rights and benefits under and by virtue of the Homestead Exemption Laws of the State of Illinois (which rights and benefits are hereby expressly released and waived), for the uses and purposes herein set forth, together with all right to retain possession of the Premises after any default in the payment of all or any part of the indebtedness hereby secured, or the breach of any covenant or agreement herein contained, or upon the occurrence of any Event of Default as hereinafter defined.

     IT IS FURTHER UNDERSTOOD AND AGREED THAT:

     1.   Maintenance, Repair and Restoration of Improvements, Payment of Prior
Liens. etc:   Mortgagor shall (a) promptly repair, restore or rebuild any buildings or improvements now or hereafter on the Premises which may become damaged or be destroyed; (b) keep the Premises in good condition and repair, without waste, and free from mechanics' liens or claims for lien not expressly subordinated to the lien hereof; provided, however, that Mortgagor shall have the right to contest in good faith and with reasonable diligence the validity of any such lien or claim upon furnishing (i) to the title insurance company approved by Mortgagee such security or indemnity as it may require to induce said title insurance company to issue its title insurance commitment or its mortgage title insurance policy insuring against all such claims or liens, in form satisfactory to Mortgagee, and (ii) to Mortgagee such other security with respect to such claim as may be acceptable to Mortgagee; (c) pay when due any indebtedness or installment or portion thereof which may be secured by a lien or charge on the Premises and comply with all requirements of all loan documents evidencing or securing such indebtedness, and upon request exhibit satisfactory evidence of the discharge of such lien to

Mortgagee; (d) complete within a reasonable time any building or buildings now or at any time in process of erection upon the Premises; (e) comply and cause the Premises at all times to be operated in compliance with all requirements of law, municipal ordinances, or restrictions of record with respect to the Premises and the use thereof, and with all federal, state, local and municipal environmental, health and safety laws, statutes, ordinances, rules and regulations, so that no cleanup requirement or any claim or other obligation or responsibility arises from a violation of any such laws, statutes, ordinances, rules and regulations; (f) make no material alterations in the Premises except as required by law or municipal ordinance; (g) suffer or permit no change in the general nature of the occupancy of the Premises, without Mortgagee's written consent; (h) initiate or acquiesce in any classification or change in any zoning, use, building code, or other law, ordinance, statute, or regulation governing the use or development of the Premises, without Mortgagee's prior written consent; (i) pay each item of indebtedness, or installment or portion thereof, due from Mortgagor (or, if Mortgagor is a trust, from Mortgagor's beneficiary) to Mortgagee other than the. indebtedness evidenced by the Note; and j) pay each item of indebtedness secured by this Mortgage when due according to the terms hereof or of the Note.

     2. Representations and Covenants: Mortgagor hereby represents and covenants to Mortgagee that:

          2.1 Power. etc.: Mortgagor (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has complied with all conditions prerequisite to its doing business in the State of Illinois; (b) has the power and authority to own its properties and to carry on its business as now being conducted; (c) is qualified to do business in every jurisdiction in which the nature of its business or its properties makes such qualification necessary; and (d) is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

          2.2 Validity of Loan Instruments: (a) the execution, delivery and performance by Mortgagor of the Note, this Mortgage and all additional Loan Documents, and the borrowing evidenced by the Note (1) are within the powers of Mortgagor; (2) have been duly authorized by all requisite actions; (3) have received all necessary governmental approval; and (4) do not violate any provision of any law, any order of any court or agency of government or any indenture, agreement or other instrument to which Mortgagor is a party, or by which it or any portion of the Mortgaged Premises is bound, or be in conflict with, result in breach of, or constitute (with due notice and/or lapse of time) a default under any such indenture, agreement, or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever, upon any of its property or assets, except as contemplated by the provisions of this Mortgage and any additional Loan Documents; and (b) the Note, this Mortgage and all additional Loan Documents, when executed and delivered by Mortgagor, will constitute the legal, valid and binding obligations of Mortgagor, and other obligors named (herein, if any, in accordance with their respective terms; subject, however, to such exculpation provisions as may be hereinafter specifically set forth.

          2.3 Other Information: All other information, reports, papers, balance sheets, statements of profit and loss, and data given to Mortgagee, its agents, employees, representatives or counsel in respect of Mortgagor or others obligated under the terms of the Note, this Mortgage and all other Loan Documents are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Mortgagee a true and accurate knowledge of the subject matter.

          2.4 Litigation: There is not now pending against or affecting Mortgagor or others obligated under the terms of the Note, this Mortgage and all other Loan Documents, nor, to the knowledge. of Mortgagor or others obligated under the terms of the Note, this Mortgage and all other Loan Documents, is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency which if adversely determined would materially impair or affect the financial condition or operation of Mortgagor or the Mortgaged Premises.

     3. Payment of Taxes. Mortgagor shall pay before any penalty attaches all general taxes, and shall pay special taxes, special assessments, water charges, sewer service charges, and other charges against the Premises and any personal property located thereon, and/or against the rents and other income derived from the Premises, when due, and shall, upon written request, furnish to Mortgagee duplicate receipts therefor. To prevent default hereunder, Mortgagor shall pay in full under protest, in the manner provided by statute, any tax or assessment which Mortgagor may desire to contest.

     4. Tax Deposits: Mortgagor covenants and agrees to deposit at such place as Mortgagee may from lime to time in writing appoint, and in the absence of such appointment, then at the office of Mortgagee commencing on the first day of the first month after request therefor by Mortgagee, and on the first day of each month thereafter until the indebtedness secured by this Mortgage is fully paid, and all other obligations secured by this Mortgage are fully discharged, a sum equal to one-twelfth of the last total annual taxes and assessments for the last ascertainable year (general and special) on the Premises (unless said taxes are based upon assessments which exclude the improvements or any part thereof now constructed, or to be constructed, in which event the amount of such deposits shall be based upon Mortgagee's reasonable estimate as to the amount of taxes and assessments to be levied and assessed). In addition, Mortgagor shall, concurrently with the disbursement of the loan evidenced by the Note and secured hereby, also deposit with Mortgagee an amount, based upon the taxes and assessments so ascertainable or so estimated by Mortgagee, as the case may be, for taxes and assessments on the Premises, on an accrual basis, for the period from January 1 of the year in which said loan was initially disbursed to and including the date of the first deposit in this paragraph hereinabove mentioned Such deposits are to be held without any allowance of interest and need not be kept separate and apart, and are to be used for the payment of taxes and assessments (general and special) on said Premises next due and payable when they become due. If the funds so deposited are insufficient to pay any such taxes or assessments (general and special) for any year when the same shall become due and payable, Mortgagor shall, within ten (10) days after receipt of demand therefor, deposit such additional funds as may be necessary to pay such taxes and assessments (general and special) in full. If the funds so deposited exceed the amount required to pay such taxes and assessments (general and special) for any year, the excess shall be applied on subsequent deposit or deposits. Receipts showing and evidencing payment of all such taxes and assessments (general and special) shall be exhibited to Mortgagee within thirty
(30) days after the due date for payment of same.

     5. Mortgagee's Interest in and Use of Deposits: Upon the occurrence of an "Event of Default" under this Mortgage, Mortgagee may at its option, without being required to do so, apply any monies at the time on deposit pursuant to this Mortgage on any of Mortgagor's obligations herein or in the Note contained, in such order and manner as Mortgagee may elect When the indebtedness secured hereby has been fully paid, any remaining deposits shall be paid to Mortgagor or to the then owner or owners of the Mortgaged Premises. Such deposits are hereby pledged as additional security for the indebtedness hereunder and shall be held in trust to be irrevocably applied by the depositary for the purposes for which made hereunder and shall not be subject to the direction or control of Mortgagor; provided. however, that neither Mortgagee nor said depositary shall be liable for any failure to apply to the payment of taxes and assessments any amount so deposited unless Mortgagor, while not in default hereunder, shall have requested said depositary in writing to make application of such funds to the payment of the particular taxes or assessments for payment of which they were deposited, accompanied by the bills for such taxes and assessments. All deposits made by or for the benefit of Mortgagee hereunder shall be held without allowance of interest and need not be kept separate and apart, but may be commingled with any funds then in control of Mortgagee.

     6. Insurance: Mortgagor shall keep the Premises, including all buildings and improvements now or hereafter situated on the Land, insured against loss or damage by fire and extended coverage, malicious mischief and vandalism and such other hazards in such amounts as may reasonably be required by Mortgagee, but such insurance shall provide coverage for the full insurable value thereof, and shall include, without limitation on the generality of the foregoing, war damage insurance whenever in the opinion of Mortgagee such protection is necessary. Mortgagor shall also provide and keep in effect plate glass and comprehensive public liability insurance with such limits for personal injury and death and property damage as Mortgagee may reasonably require, and will also keep in effect rent loss insurance and/or business interruption insurance in amounts deemed reasonably necessary by Mortgagee for payment of all obligations secured hereby for a period of twelve (12) months, employer's liability and workmen's compensation insurance, in such amounts as Mortgagee may reasonably require. All policies of insurance to be furnished hereunder shall be in forms, companies and amounts reasonably satisfactory to Mortgagee, with standard mortgagee loss payable clauses attached to all policies in favor of and in form satisfactory to Mortgagee, including a provision requiring that the coverage evidenced thereby shall not be terminated or materially modified without thirty (30) days' prior written notice to Mortgagee. Mortgagor shall deliver the original of all policies, including additional and renewal policies, to Mortgagee, and, in the case of insurance about to expire, shall deliver renewal policies not less than thirty (30) days prior to their respective dates of expiration. If any renewal policy is not delivered to Mortgagee thirty (30) days before the expiration of any existing policy or policies, with evidence of premium paid, Mortgagee may, but is not obligated to, obtain the required insurance on behalf of Mortgagor (or insurance in favor of Mortgagee alone) and pay the premiums thereon. Any monies so advanced shall be so much additional indebtedness secured hereby and shall become immediately due and payable with interest thereon at the Default Rate as defined in Paragraph 41 hereof.

     So long as any sum remains due hereunder or under the Note secured hereby, Mortgagor covenants and agrees that it shall not place, or cause to be placed or issued, any separate casualty, fire, rent loss, liability, or war damage insurance from the insurance required to be maintained under the terms hereof, unless in each such instance Mortgagee herein is included therein as the payee under a standard mortgagee's loss payable clause. Mortgagor covenants to advise Mortgagee whenever any such separate insurance coverage is placed, issued or renewed, and agrees to deposit the original of all such policies with Mortgagee.

     Mortgagor will deposit with Mortgagee upon request of Mortgagee, an amount sufficient to pay premiums due or which may become due relating to any insurance required hereunder in such manner and at such times as Mortgagee may, in its sole discretion, deem advisable. Such deposits shall be held without any allowance of interest and need not be kept separate and apart. In no event shall Mortgagee be liable for any damages arising out of Mortgagee's manner or method of estimating or making such payments.

     In the event of a foreclosure of this Mortgage, or in case of any transfer of title to the Mortgaged Premises in extinguishment of the debt secured hereby, all right, title and interest of Mortgagor to any insurance policy covering the Mortgaged Premises shall pass to Mortgagee or transferee of the Mortgaged Premises.

     7.   Adjustment of Losses with Insurer and Application of Proceeds of
Insurance:

          A. In case of loss, Mortgagee (or after entry of decree of foreclosure, purchaser at the sale, or the decree creditor, as the case may be) is hereby authorized to settle any insurance claim filed for more than TWENTY-FIVE THOUSAND AND N01100 ($25,000.00) DOLLARS and any claim for TWENTY-FIVE THOUSAND AND N01100 ($25,000.00) DOLLARS or less shall be adjusted and settled by Mortgagor, provided that Mortgagee shall have the right to settle any claims that Mortgagor has not settled on or before ninety (90) days after the date of such loss. All insurance proceeds relating to any loss or casualty may, at the option of Mortgagee, either be applied in reduction of the indebtedness secured hereby, whether due or not, or be held by Mortgagee and used to reimburse Mortgagor for the cost of the rebuilding or restoration of the buildings or improvements on the Premises: provided, however, that if (i) no Event of Default has occurred and is continuing hereunder; and (ii) Mortgagor is obligated to restore or replace the damaged or destroyed buildings or improvements under the terms of any lease or leases which are or may be prior to the lien of this Mortgage, and (iii) such damage or destruction does not result in cancellation or termination of such lease, and (iv) the insurers do not deny liability as to the insurers, all insurance proceeds shall, after deducting therefrom any expenses incurred in the collection thereof, subject to the provisions of subparagraphs B and C hereof, be used to reimburse Mortgagor for the cost of rebuilding or restoration of buildings and improvements on the Premises. In the event Mortgagee elects to apply said insurance proceeds in reduction of the indebtedness secured hereby, all expenses and fees of collection shall first be deducted and paid to Mortgagee, and it is further covenanted and agreed that should the net insurance proceeds be insufficient to pay the then existing indebtedness secured hereby, together with all accrued interest thereon, fees and charges, Mortgagee may, at its sole election, declare the entire unpaid balance of the debt secured hereby to be immediately due and payable, and the failure of the payment thereof shall be a default hereunder.

          B. In the event Mortgagee is required or elects to permit any such insurance proceeds to be applied to pay for the cost of rebuilding or restoration of the buildings and improvements on the Mortgaged Premises, such funds will be made available for disbursement by Mortgagee; provided however, that (i) should any insurance company have, in the opinion of Mortgagee, a defense against Mortgagor (but not against Mortgagee) to any claim for payment due to damage or destruction of the Mortgaged Premises or any part thereof by reason of fire or other casualty submitted by Mortgagee or any party on behalf of Mortgagee, or should such company raise any defense against Mortgagor (but not against Mortgagee) to such payment, or (ii) should the net proceeds of such insurance collected by Mortgagee be less than the estimated cost of the requisite work as determined by Mortgagee, which estimate shall include a reasonable contingency, and Mortgagor fails to deposit with Mortgagee the amount of such deficiency, then Mortgagee may, at its option, whether or not Mortgagee has received funds from any insurance settlements, declare the unpaid balance of the debt secured hereby to be immediately due and payable, and Mortgagee may then treat the same as in the case of any other default hereunder. In the event such proceeds are applied toward restoration or rebuilding, the buildings and improvements shall be so restored or rebuilt as to be of at least equal value and substantially the same character as prior to such damage or destruction. Such proceeds shall be made available, from time to time, upon such reasonable conditions as are imposed by Mortgagee and upon Mortgagee being furnished with satisfactory evidence of the estimated cost of completion thereof and with such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and of payments, including, insurance against mechanic's liens and/or a performance bond or bonds in form satisfactory to Mortgagee which shall be the sole or a dual obligee, and which bonds shall be written with such surety company or companies as may be satisfactory to Mortgagee. All plans and specifications for such rebuilding or restoration shall be presented to and approved by Mortgagee prior to the commencement of any such repair or rebuilding. Disbursement of such insurance proceeds shall not exceed ninety (90%) percent of the value of the work performed from time to time, and at all times the undisbursed balance of said proceeds remaining in the hands of Mortgagee shall be at least sufficient to pay for the cost of completion of the work free and clear of liens.

          C. In case of loss occurring after any Event of Default. as hereinafter defined, has occurred hereunder, or in the event insurance proceeds are received after any Event of Default has occurred hereunder, whether or not, in either event, foreclosure proceedings have been instituted, the proceeds of any such insurance policy or policies, shall, notwithstanding anything to the contrary herein contained, be applied at the sole option of Mortgagee in payment or reduction of the indebtedness secured hereby or in payment or reduction of the amount due in accordance with any decree of foreclosure that may be entered in any such proceedings, and the balance, if any, shall be paid to the owner of the equity of redemption if he shall then be entitled to the same, or as the court may direct. In case of the foreclosure of this Mortgage, the court in its decree may provide that the mortgage clause attached to each of said insurance policies may be cancelled and that the decree creditor may cause a new loss clause to be attached to each of said policies making the loss thereunder payable to said decree creditor; and any such foreclosure decree may further provide that in case of one or more redemptions under said decree, pursuant to the statute in such case made and provided, then and in every such case, each successive redemptor may cause the preceding loss clause attached to each insurance policy to be cancelled and a new loss clause to be attached thereto, making the loss thereunder payable to such redemptor. In the event of foreclosure sale, Mortgagee is hereby authorized, without the consent of Mortgagor, to assign any and all insurance policies to the purchaser at the sale, or to take such other steps as Mortgagee may deem advisable, to cause the interest of such purchaser to be protected by any of the said insurance policies.

          D. Anything in this Paragraph 7 to the contrary notwithstanding, it is an operating covenant hereof that in case the Premises have been submitted to the Condominium Property Act of the State of Illinois, and pursuant thereto in the event a Condominium Declaration covering the Premises has been duly executed and filed, then and in such case the proceeds of any insurance resulting from fire or other insured casualty, shall be used to repair such damage, and restore the Premises, notwithstanding the state or condition of this Mortgage or the Note; and with the further proviso that any excess insurance loss proceeds after payment of the full cost of the repair and restoration of the Premises shall be used for the purposes set forth in the Condominium Declaration. It is the express purpose and intention of this Mortgage and the express understanding of the parties hereto that so long as a Condominium Declaration covering the Premises is of record and in full force and effect, the negotiations for, settlement, receipt of, use and disposition of insurance loss proceeds shall be governed by the terms and provisions of the Condominium Declaration, the interest or estate of Mortgagee notwithstanding.

          E. Nothing contained in this Mortgage shall create any responsibility or obligation on Mortgagee to collect any amount owing on any insurance policy to rebuild, repair or replace any damaged or destroyed portion of the Premises, including any improvements, or to perform any act hereunder.

     8.   Method of Taxation:

     8.1 Stamp, Tax: If, by the laws of the United States of America, or of any state, municipality or other governmental body having jurisdiction over Mortgagor or its property, any tax imposition or assessment is due or becomes due in respect of the issuance of the Note, this Mortgage or upon the interest of Mortgagee in the Premises, or any tax, assessment or imposition is imposed upon Mortgagee relating to the lien created hereunder, or any of the foregoing, Mortgagor covenants and agrees to pay such tax, levy, assessment or imposition in the manner required by any such law and the failure to so pay same shall constitute an Event of Default hereunder and at the option of Mortgagee all sums secured hereby shall in such event be immediately due and payable. Mortgagor further covenants to hold harmless and agrees to indemnify Mortgagee, its successors or assigns, against any liability incurred by reason of the imposition of any tax on the issuance of the Note.

     8.2 Change in Method of Taxation: In the event of the enactment after this date of any law of the state in which the Premises are located deducting from the value of land for the purpose of taxation any lien thereon, or imposing upon Mortgagee the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or Mortgagee's interest in the Premises, or the manner of collection of taxes, so as to affect this Mortgage or the debt secured hereby or the holder hereof, then, and in any such event, Mortgagor, upon demand by Mortgagee, shall pay such taxes or assessments, or reimburse Mortgagee therefor; provided, however, that if in the opinion of counsel for Mortgagee (a) it might be unlawful to require Mortgagor to make such payment; or (b) the making of such payment might result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Mortgagee may elect, by notice in writing given to Mortgagor, to declare all of the indebtedness secured hereby to be and become due and payable without penalty or premium sixty (60) days from the giving of such notice.

     9. No Merger: It being the desire and intention of the parties hereto that this Mortgage and the lien hereof do not merge in fee simple title to the Premises, it is hereby understood and agreed that should Mortgagee acquire any additional interest in or to the Premises or the ownership thereof, then, unless a contrary intent is manifested by Mortgagee, as evidenced by an express statement to that effect in an appropriate document duly recorded, this Mortgage and the lien hereof shall not merge in the fee simple tide, toward the end that this Mortgage may be foreclosed as if owned by a stranger to the fee simple title.

     10. Prepayment Privilege: At such time as Mortgagor is not in default either under the terms of the Note or under the terms of this Mortgage, Mortgagor shall have the privilege of making prepayments on the principal of the Note (in addition to the required payments) in accordance with the terms and conditions set forth in the Note.

     11.  Assignment of Rents and Leases:

          A. To further secure the indebtedness secured hereby. Mortgagor does hereby sell, assign and transfer unto Mortgagee all the rents, issues and profits now due with respect to the Premises and does hereby sell, assign and transfer onto Mortgagee all Mortgagor's right, title and interest as lessor under or by virtue of any lease, whether written or verbal, or any letting of, or of any agreement for the use or occupancy of the Premises or any part thereof, which may have been heretofore or may be hereafter made or agreed to or which may be made or agreed to by Mortgagor or its agents or beneficiaries under the powers herein granted, it being the intention hereby to establish an absolute transfer and assignment of all of such leases and agreements, and all the avails thereunder, unto Mortgagee, and Mortgagor does hereby appoint irrevocably Mortgagee its true and lawful attorney in its name and stead (with or without taking possession of the Premises as provided in Paragraph 17 hereof) to rent, lease or let all or any portion of the Premises to any party or parties at such rental and upon such terms as Mortgagee shall, in its discretion, determine, and to collect all of said avails, rents, issues and profits arising from or accruing at any time hereafter, and all now due or that may hereafter exist on the Premises, with the same rights and powers and subject to the same immunities, exoneration of liability and rights of recourse and indemnity as Mortgagee would have upon taking possession pursuant to the provisions of Paragraph 17 hereof.

          B. Mortgagor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Premises for more than one installment in advance and that the payment of none of the rents to accrue for any portion of the Premises has been or will be, without Mortgagee's consent, waived, released, reduced, discounted, or otherwise discharged or compromised by Mortgagor. Mortgagor shall not grant any rights of set off or permit any set off to rent by any person in possession of any portion of the Premises. Mortgagor agrees that it will not assign any lease or any rents or profits of the Premises, except to Mortgagee or with the prior written consent of Mortgagee.

          C. Nothing herein contained shall be construed as constituting Mortgagee as a mortgagee in possession in the absence of the taking of actual possession of the Premises by Mortgagee pursuant to Paragraph 17 hereof. In the exercise of the powers herein granted Mortgagee, no liability shall be asserted or enforced against Mortgagee, all such liability being expressly waived and released by Mortgagor.

          D. Mortgagor further agrees to assign and transfer to Mortgagee all future leases upon all or any part of the Premises and to execute and deliver, at the request of Mortgagee, all such further assurances and assignments in the Premises as Mortgagee shall from time to time require.

          E. Although it is the intention of the parties that the assignment contained in this Paragraph 11 shall be a present assignment, it is expressly understood and agreed, anything herein contained to the contrary notwithstanding, that so long as there is no Event of Default hereunder, Mortgagor shall have the privilege of collecting and retaining the rents accruing under the leases assigned hereby, until such time as Mortgagee shall elect to collect such rents pursuant to the terms and provisions of this Mortgage.

          F. Mortgagor expressly covenants and agrees that if Mortgagor, as lessor under any lease for all or any part of the Mortgaged Premises, shall fail to perform and fulfill any term, covenant, condition or provision in said lease or leases, or any of them on its part to be performed or fulfilled, at the times and in the manner in said lease or leases provided, or if Mortgagor shall suffer or permit to occur any breach or default under the provisions of any assignment of any lease or leases given as additional security for the payment of the indebtedness secured hereby, such breach or default shall constitute a default hereunder and entitle Mortgagee to all rights available to it in such event.

          G. At the option of Mortgagee, this Mortgage shall become subject and subordinate, in whole or in part (but not with respect to priority of entitlement to insurance proceeds or any award in eminent domain), to any one or more leases affecting any part of the Premises, upon the execution by Mortgagee and recording or registration thereof, at any time hereafter, in the office wherein this Mortgage was registered or filed for record, of a unilateral declaration to that effect.

     12. Additional Rights of Mortgagee: Mortgagor hereby covenants and agrees that:

     12.1 If the payment of the indebtedness secured hereby or any part thereof be extended or varied or if any part of the security be released, all persons now or at any time hereafter liable therefor, or interested in the Premises, shall be held to assent to such extension. variation or release, and their liability and the lien and all provisions hereof shall continue in full force, the right of recourse against all such persons being expressly reserved by Mortgagee, notwithstanding such extension, variation or release.

     12.2 In the event the ownership of the Mortgaged Premises, or any part thereof, becomes vested in a person or entity other than Mortgagor (without hereby implying Mortgagee's consent to any assignment, transfer or conveyance of the Mortgaged Premises) Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and to said debt in the same manner as with Mortgagor without in any way vitiating or discharging Mortgagor's liability hereunder or upon the debt. No sale of the Mortgaged Premises, no forbearance on the part of Mortgagee and no extension of the time for the payment of the debt hereby secured given by Mortgagee shall operate to release, modify, change, or affect the original liability, if any, of Mortgagor, either in whole or in part.

     12.3 Mortgagee, at its sole option and without notice, (a) may release any part of the Mortgaged Premises, or any person liable for the debt, without in any way affecting the lien hereof upon any part of the Mortgaged Premises not expressly released; (b) may agree with any party obligated on the debt, or having any interest in the Mortgaged Premises, to extend the time for payment of any part or all of the debt; (c) may accept a renewal note or notes therefor;
(d) may take or release other or additional security for the indebtedness; (e) may consent to any plat, map or plan of the Premises; (f) may consent to the granting of any easement; (g) may join in any extension or subordination agreement; (h) may agree in writing with Mortgagor to modify the rate of interest or period of amortization of the Note or change the time of payment or the amount of the monthly installments payable thereunder; or (i) may waive or fail to exercise any right, power or remedy granted by law or herein or in any other instrument given at any time to evidence or secure the payment of the indebtedness. Any such agreement shall not in any way release or impair the lien hereof, but shall, as applicable, extend the lien hereof as against the title of all parties having any interest in the Mortgaged Premises which interest is subject to this Mortgage.

     12.4 This Mortgage is intended only as security for the obligations herein set forth. Notwithstanding anything to the contrary contained in this Mortgage, Mortgagee shall have no obligation or liability under, or with respect to, or arising out of this Mortgage and shall not be required or obligated in any manner to perform or fulfill any of the obligations of Mortgagor hereunder.

     12.5 Upon the occurrence of an Event of Default hereunder, Mortgagee may, but need not, make any payment or perform any act herein required of Mortgagor in any form and manner deemed expedient. By way of illustration and not in limitation of the foregoing, Mortgagee may (but need not) do all or any of the following: make payments of principal or interest or other amounts on any lien, encumbrance or charge on any part of the Premises; complete construction; make repairs; collect rents; prosecute collection of any sums due with respect to the Premises; purchase, discharge, compromise or settle any tax lien or any other lien, encumbrance, suit, proceeding, title or claim thereof; contest any tax or assessment; and redeem from any tax sale or forfeiture affecting the Premises. All monies paid for any of the purposes herein authorized and all expenses paid or incurred in connection therewith, including attorneys' fees, and any other monies advanced by Mortgagee to protect the Mortgaged Premises and the lien hereof, shall be so much additional indebtedness secured hereby, and shall become immediately due and payable without notice and with interest thereon at Default Rate as defined in Paragraph 41 hereof. in making any payment or securing any performance relating to any obligation of Mortgagor hereunder, Mortgagee shall (as long as it acts in good faith) be the sole judge of the legality, validity and amount of any lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of Mortgagee, and no inaction of Mortgagee hereunder, shall ever be considered as a waiver of any right accruing to it on account of any default on the part of Mortgagor. All sums paid by Mortgagee for the purposes herein authorized, or authorized by any Loan Document shall be considered additional advances made under the Note and pursuant to this Mortgage and shall be secured by the Mortgage.

     13. Reliance on Tax Bills: Mortgagee in making any payment hereby authorized: (a) relating to taxes and assessments, may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax, assessment, sale, forfeiture, tax lien or title or claim thereof; or (b) for the purchase, discharge, compromise or settlement of any other prior lien, may do so without inquiry as to the validity or amount of any claim for lien which may be asserted.

     14. Acceleration of Indebtedness in Case of Default: Any one of the following events shall be deemed an "Event of Default" hereunder: (a) if default be made in the due and punctual payment of the Note, or any installment due in accordance with the terms thereof, either of principal or interest or in the payment of any other sum required to be paid by Mortgagor or the maker of the Note set forth in the Note or pursuant to the terms of any other

Loan Document executed in connection with this Mortgage or the indebtedness secured hereby, and any such default continues after the expiration of any applicable grace or cure period; or (b) if any other default be made in the performance of any other of the non-monetary covenants or conditions contained in the Note or in any other Loan Document, and such default continues after the expiration of any applicable grace or cure period; or (c) if Mortgagor, any beneficiary of Mortgagor, the general partner of said beneficiary or any guarantor of the obligation secured hereby (the foregoing patties are herein referred to collectively as the "Obligors" and individually as an "Obligor") shall file a petition in voluntary bankruptcy or under Tide 11 of the United States Code or any other similar law, statute or regulation, state or federal, whether now or hereafter existing, or an answer admitting insolvency or inability to pay its debts, or fail to obtain a vacation or stay of involuntary proceedings within thirty (30) days; or (d) if any Obligor shall be adjudicated a bankrupt, or a trustee or receiver shall be appointed for such Obligor for all of its property or the major part thereof in any involuntary proceeding, or any court shall have taken jurisdiction of the property of any Obligor or the major part thereof in any involuntary proceedings for the reorganization, dissolution, liquidation or winding up of such Obligor, and such trustee or receiver shall not be discharged or such jurisdiction relinquished or vacated or stayed on appeal or otherwise stayed within thirty (30) days; or (e) if any Obligor shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall consent to the appointment of a receiver or trustee or liquidator of all of its property or the major part thereof; or (f) if any representation or warranty made by Mortgagor or others in, under or pursuant to the Note, this Mortgage or any other Loan Document shall prove to have been false or misleading in any material aspect as of the date on which such representation or warranty was made; or (g) if the holder of a mortgage or of any other lien on the Mortgaged Premises (without hereby implying Mortgagee's consent to any such mortgage or other lien) accepts or agrees to accept a deed in lieu of foreclosure or institutes foreclosure proceedings or other proceedings for the enforcement of its remedies thereunder and the same remain undischarged or unbonded to Mortgagee's satisfaction for a period of seven (7) days; or (h) if there is a violation of Paragraph 43 of this Mortgage; or (i) there is a violation of or default under any environmental undertaking, indemnity or other agreement executed by one or more Obligors in connection with the loan evidenced by the Note; or (1) Mortgagee reasonably deems itself to be insecure; or (k) if default shall be made in the due observance or performance of any other of the covenants, agreements or conditions contained in this Mortgage, and required to be kept or performed or observed by Mortgagor, other than the defaults described in the preceding clauses (a) through (1) of this Paragraph 14 and any other defaults deemed to be "Events of Default" hereunder, and the same shall continue for fifteen (15) days after written notice given by Mortgagee to Mortgagor. Upon the occurrence of an Event of Default, then and in every such case the whole of said principal sum hereby secured shall, at once, at the option of Mortgagee, become immediately due and payable, together with accrued interest thereon, without notice to Mortgagor.

     If while any insurance proceeds or condemnation awards are held by or for Mortgagee to reimburse Mortgagor or any lessee for the costs of repair, rebuilding or restoration of building(s) or other improvements on the Land, as set forth in Paragraphs 7 and 20 hereof, Mortgagee shall be or become entitled to accelerate the maturity of the indebtedness, then and in such event, Mortgagee shall be entitled to apply all such insurance proceeds and condemnation awards then held by or for it in reduction of the indebtedness, and any excess held by it over the amount of the indebtedness shall be paid to Mortgagor or any party entitled thereto, without interest, as the same appear on the records of Mortgagee.

     15.  Foreclosure: Expense of Litigation:

          A. If an Event of Default has occurred hereunder, or when the indebtedness hereby secured, or any part thereof, shall become due, whether by acceleration or otherwise, Mortgagee shall have the right to foreclose the lien hereof for such indebtedness or part thereof, and in the event of the default in the payment of any installment due under the Note secured hereby, the owner of the Note may accelerate the payment of same and may institute proceedings to foreclose this Mortgage for the entire amount then unpaid with respect to the Note. In any suit to foreclose the lien hereof, there shall be allowed and included as additional indebtedness in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of Mortgagee for attorney's fees, appraiser's fees, outlays for documentary and expert evidence, stenographer's charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, Torrens certificates, and similar data and assurances with respect to title as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to or the value of the Premises. All expenditures and expenses of the nature in this paragraph mentioned, and such expenses and fees as may be incurred in the protection of said Premises and the maintenance of the lien of this Mortgage, including the fees of any attorney employed by Mortgagee in any litigation or proceeding affecting this Mortgage, the Note or the Premises, including probate and bankruptcy proceedings, or in preparations for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate as set forth in Paragraph 41 hereof and shall be secured by this Mortgage.

          B. This Mortgage may be foreclosed once against all, or successively against any portion or portions of the Premises, as Mortgagee may elect. This Mortgage and the right of foreclosure hereunder shall not be impaired or exhausted by one or any foreclosure or by one or any sale, and may be foreclosed successively and in parts, until all of the Premises have been foreclosed against and sold. Mortgagor waives and relinquishes any and all rights that Mortgagor may have to cause or compel a sale of any part or parcel of the Premises less than the entire Premises.

          C. Mortgagee may employ counsel for advice or other legal service at Mortgagee's discretion in connection with any dispute as to the obligations of Mortgagor hereunder, or as to the title of Mortgagee to the Mortgaged Premises pursuant to this Mortgage, or in any litigation to which Mortgagee may be a party which may affect the title to the Mortgaged Premises or the validity of the indebtedness hereby secured, and any reasonable attorneys' fees so incurred shall be added to and be a part of the debt hereby secured. Any costs and expenses reasonably incurred in connection with any other dispute or litigation affecting said debt or Mortgagee's title to the Mortgaged Premises, including reasonably estimated amounts to conclude the transaction, shall be added to and be a part of the indebtedness hereby secured. All such amounts shall be payable by Mortgagor to Mortgagee without formal demand, and if not paid, shall be included as a part of the mortgage debt and shall include interest at the Default Rate as set forth in Paragraph 41 hereof from the dates of their respective expenditures.

          D. The proceeds of any foreclosure sale of the Premises shall be distributed and applied in the following order of priority: First, on account of all costs and expenses incident to the foreclosure proceedings, including all such items as are mentioned in the preceding paragraph hereof; second, on account of all other items which under the terms hereof constitute secured indebtedness additional to that evidenced by the Note, with interest thereon as herein provided; third, on account of all principal and interest remaining unpaid on the Note in the order of priority therein described; and fourth, any overplus to Mortgagor, its successors or assigns, as their rights may appear.

          E. After an Event of Default, Mortgagee shall have the right and option to commence a civil action to foreclose the lien of this Mortgage and to obtain an order or judgment of foreclosure and sale subject to the rights of any tenant or tenants of the Premises. The failure to join any tenant or tenants of the Premises as party defendants in any such civil action or the failure of any such order or judgment to foreclose their rights shall not be asserted by Mortgagor as a defense in any civil action instituted to collect the indebtedness secured hereby, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Premises, any statute or rule of law at any time existing to the contrary notwithstanding.

     16. Appointment of Receiver: Upon, or at any time after the filing of a complaint to foreclose this Mortgage, the court in which such complaint is filed shall, upon the election of Mortgagee, appoint a receiver of the Premises. Such appointment may be made either before or after sale, without notice, without regard to the solvency or insolvency of Mortgagor at the time of application for such receiver and without regard to the then value of the Premises or whether the same shall be then occupied as a homestead or not and Mortgagee hereunder or any holder of the Note may be appointed as such receiver. Such receiver shall have power to collect the rents, issues and profits of the Premises during the pendency of such foreclosure suit and, in case of a sale and a deficiency, during the full statutory period of redemption, whether there be redemption or not, as well as during any further times when Mortgagor, except for the intervention of such receiver, would be entitled to collect such rents, issues and profits, and all other powers which may be necessary or are usual in such cases for the protection, possession, control, management and operation of the Premises during the whole of said period. The court from time to time may authorize the receiver to apply the net income in his hands after deducting reasonable compensation for the receiver and his counsel as allowed by the court, in payment (in whole or in part) of any or all of any obligation secured hereby, including without limitation the following, in such order of application as Mortgagee may elect: (i) amounts due upon the Note, (ii) amounts due upon any decree entered in any suit foreclosing this Mortgage, (iii) costs and expenses of foreclosure and litigation upon the Premises; (iv) insurance premiums, repairs, taxes, special assessments, water charges and interest, penalties and costs, in connection with the Premises; (v) any other lien or charge upon the Premises that may be or become superior to the lien of this Mortgage, or of any decree foreclosing the same; provided that such application is made prior to foreclosure sale, and (vi) the deficiency in case of a sale and a deficiency.

     17.  Mortgagee's Right of Possession in Case of Default:

          A. In any case in which under the provisions of this Mortgage Mortgagee has a right to institute foreclosure proceedings, whether before or after the whole principal sum secured hereby is declared to be immediately due as aforesaid, or whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale thereunder, forthwith, upon demand of Mortgagee, Mortgagor shall surrender to Mortgagee and Mortgagee shall be entitled to take actual possession of the Premises or any part thereof personally, or by its agents or attorneys, as for condition broken, and Mortgagee in its discretion may, with or without force and with or without process of law, enter upon and take and maintain possession of all or any part of the Premises, together with all documents, books, records, papers and accounts of Mortgagor or then owner of the Premises relating thereto, and may exclude Mortgagor, its agents or servants, wholly therefrom and may as attorney in fact or agent of Mortgagor, or in its own name as Mortgagee and under the powers herein granted, hold, operate, manage and control the Premises and conduct the business, if any, thereof, either personally or by its agents, contractors or nominees and with full power to use such measures, legal or equitable, as in its discretion or in the discretion of its successors or assigns may be deemed proper or necessary to enforce the payment or security of the avails, rents, issues and profits of the Premises, including actions for the recovery of rent, actions in forcible detainer and actions in distress for rent, hereby granting full power and authority to exercise each and every of the rights, privileges and powers herein granted at any and all times hereafter, without notice to Mortgagor, and with full power: (i) to cancel or terminate any lease or sublease for any cause or on any ground which would entitle Mortgagor to cancel the same; (ii) to elect to disaffirm any lease or sublease made subsequent to this Mortgage or subordinated to the lien hereof; (iii) to make all necessary or proper repairs, decorating, renewals, replacements, alterations, additions, betterments and improvements to the Premises, including completion of construction in progress, as to it may seem judicious; (iv) to insure and reinsure the same and all risks incidental to Mortgagee's possession, operation and management thereof; (v) to employ watchmen to protect the Mortgaged Premises; (vi) to continue any and all outstanding contracts for the erection and completion of improvements to the Premises; (vii) to make and enter into any contracts and obligations wherever necessary in its own name, and to pay and discharge all debts, obligations and liabilities incurred thereby, all at the expense of Mortgagor; (viii) to receive all avails, rents, issues, profits and proceeds therefrom and to perform such other acts in connection with the management and operation of the Mortgaged Premises as Mortgagee, in its discretion, may deem proper; and (ix) to extend or modify any then existing leases and to make new leases, which extensions, modifications and new leases may provide for terms to expire, or for options to lessees to extend or renew terms to expire, or for options to lessees to extend or renew terms to expire beyond the date of the issuance of a deed or deeds to a purchaser or purchasers at a foreclosure sale, it being understood and agreed that any such leases, and the options or other such provisions to be contained therein, shall be binding upon Mortgagor and all persons whose interests in the Premises are subject to the lien hereof and upon the purchaser or purchasers at any foreclosure sale, notwithstanding any redemption from sale, discharge of the Mortgage indebtedness, satisfaction of any foreclosure decree or issuance of any certificate of sale or deed to any purchaser.

          B. Mortgagee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any leases, and Mortgagor shall and does hereby agree to indemnify and hold Mortgagee harmless of and from any and all liability, loss or damage which it may or might incur under said leases or under or by reason of the assignment thereof and of and from any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in said leases. Should Mortgagee incur any such liability, loss or damage, under said leases or under or by reason of the assignment thereof, or in the defense of any claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Mortgagor shall reimburse Mortgagee therefor immediately upon demand.

     18. Application of Income Received by Mortgagee: Mortgagee, in the exercise of the rights and powers hereinabove conferred upon it by Paragraph 11 and Paragraph 17 hereof, shall have full power to use and apply the avails, rents, issues and profits of the Premises to the payment of or on account of the following, in such order as Mortgagee may determine: (a) to the payment of the operating expenses of the Premises including cost of management and leasing thereof (which shall include reasonable compensation to Mortgagee and its agent or agents, if management be delegated to an agent or agents, and shall also include lease commissions and other compensation and expenses of seeking and procuring tenants and entering into leases), established claims for damages, if any, and premiums on insurance hereinabove authorized; (b) to the payment of taxes and special assessments now due or which may hereafter become due on the Premises; (c) to the payment of all repairs, decorating, renewals, replacements, alterations, additions, betterments, and improvements of the Premises, and of placing said property in such condition as will, in the judgment of Mortgagee, make it readily rentable; and (d) to the payment of any indebtedness secured hereby or any deficiency which may result from any foreclosure sale.

     19. Access by Mortgagee: Mortgagor will at all times deliver to Mortgagee duplicate originals or certified copies of all leases, agreements and documents relating to the Premises and shall permit access by Mortgagee to its books and records, construction project reports, if any, tenant registers, insurance policies and other papers for examination and making copies and extracts thereof. Mortgagee, its agents and designees shall have the right to inspect the Premises at all reasonable times and access thereto shall be permitted for that purpose.

     20. Condemnation. Mortgagor hereby assigns, transfers and sets over unto Mortgagee its entire interest in the proceeds (hereinafter referred to as the "Condemnation Proceeds") of any award or any claim for damages for any of the Mortgaged Premises taken or damaged under the power of eminent domain or by condemnation or any action in lleu of condemnation (hereinafter referred to as "Condemnation"). Mortgagor hereby empowers Mortgagee, in Mortgagee's sole discretion, and at its election to settle, compromise and adjust any and all claims or rights arising under any Condemnation relating to the Premises or any portion thereof. Mortgagor shall so settle, compromise and adjust such claims or rights in the event Mortgagee does not elect to do so as provided above. Nothing contained in this Mortgage shall create any responsibility or obligation on Mortgagee to collect any amount owing due to any Condemnation or to rebuild, repair or replace any portion of the Premises or any improvements thereon or to perform any act hereunder. Mortgagee may elect to apply the Condemnation Proceeds upon or in reduction of the indebtedness secured hereby, whether due or not, or to require Mortgagor to restore or rebuild, in which event the Condemnation Proceeds shall be held by Mortgagee and used to reimburse Mortgagor for the cost of the rebuilding or restoring of buildings or improvements on the Premises, in accordance with plans and specifications to be submitted to and approved by Mortgagee. Notwithstanding the foregoing, if Mortgagor is obligated to restore or replace the damaged or destroyed buildings or improvements under the terms of any lease or leases which are or may be prior to the lien of this Mortgage and if such taking does not result in cancellation or termination of such lease, the Condemnation Proceeds shall first be used to reimburse Mortgagor for the cost of rebuilding or restoring of buildings or improvements on the Premises, provided no Event of Default then exists under this Mortgage. In the event Mortgagor is required or authorized, by Mortgagee's election as aforesaid, to rebuild or restore, the Condemnation Proceeds shall be paid out in the same manner as is provided in Paragraph 7 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration. If the amount of the Condemnation Proceeds is insufficient to cover the cost of rebuilding or restoration, Mortgagor shall pay such cost in excess of the award, before being entitled to reimbursement out of the award. Any surplus which may remain out of said award after payment of such cost of rebuilding or restoration shall, at the option of Mortgagee, be applied on account of the indebtedness secured hereby or be paid to any other party entitled thereto.

     21.  Release Upon Payment and Discharge of Mortgagor's Obligations:
Mortgagee shall release this Mortgage and the lien thereof by proper instrument upon payment and discharge of all indebtedness and other obligations secured hereby and upon payment of a reasonable fee to Mortgagee for preparation of any necessary instruments.

     22. Waiver of Defense: No action for the enforcement of the lien or of any provision hereof shall be subject to any defense which would not be good and available to the party interposing same in an action at law upon the Note.

     23. Waiver of Statutory Rights: To the full extent permitted by law, Mortgagor hereby covenants and agrees that it will not at any time insist upon or plead, or in any manner whatsoever claim or take any advantage of, and hereby voluntarily and knowingly waives, any stay, exemption, redemption, reinstatement, homestead or extension law or any so-called "Moratorium Law" now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Mortgaged Premises, or any part thereof, prior to any sale or sales thereof to be made pursuant to any provisions herein contained, or to any decree, judgment or order of any court of competent jurisdiction; or after such sale or sales claim or exercise any rights under any statute now or hereafter in force to redeem the property so sold, or any part thereof, or relating to the marshalling thereof, upon foreclosure sale or other enforcement hereof, on its own behalf, on behalf of all persons or entities claiming or having an interest (direct or indirect) by, through or under Mortgagor and on behalf of each and every person or entity acquiring any interest in or title to the Mortgaged Premises subsequent to the date hereof. Without limiting the foregoing, Mortgagor acknowledges that the transaction of which this Mortgage is a part is a transaction which does not include either agricultural real estate (as defined in Paragraph 15-1201 of the Illinois Mortgage Foreclosure Law (735 ILCS 5/15-1101 et seq.) ("IMFL")), or residential real estate (as defined in Paragraph 15-1601(b) of IMFL). To the full extent permitted by law, Mortgagor agrees that it will not, by invoking or utilizing any applicable law or statute or otherwise, hinder, delay or impede the exercise of any right, power or remedy herein or otherwise granted or delegated to Mortgagee, but will suffer and permit the exercise of every such right, power and remedy as though no such law or statute or other restriction have been or will have been made or enacted. To the full extent permitted by law, Mortgagor hereby agrees that no action for the enforcement of the lien or any provision hereof shall be subject to any defense which would not be good and valid in an action at law upon the Note. Mortgagor hereby expressly waives any right which it may have to direct the order in which any of the Mortgaged Premises shall be sold in the event of any sale thereof pursuant hereto.

     24. Power of Sale: Mortgagee acknowledges that a power of sale provisions is not currently enforceable under IMFL. Mortgagor acknowledges that in the event IMFL is hereafter amended to permit the enforcement of a power of sale provision (the "Amendment"), such Amendment, to the extent permitted by law, will be enforceable against Mortgagor and allow Mortgagee to proceed under the power of sale provisions of IMFL so long as the Event of Default under which Mortgagee is proceeding occurs on or after the effective date of the Amendment, Mortgagee may elect to sell the Mortgaged Premises by power of sale and, upon such election, such notice of the Event of Default and election to sell shall be given as shall be required by the Amendment. Thereafter, upon the expiration of such time and the giving of such notice of sale as may be required by law, lat the time and place specified in the notice of sale, Mortgagee, or such selling officer as required by the Amendment, shall sell such property, or any portion thereof specified by Mortgagee, at public auction to the highest bidder for cash in lawful money of the United States. Mortgagee may postpone the sale by public announcement thereof at the time and place noticed therefor. If the Mortgaged Premises consists of several lots, parcels or interests, Mortgagee may designate the order in which the same shall be offered for sale or sold.

     25. Maintenance of Mortgagor's Existence: So long as any part of the Note remains unpaid, Mortgagor shall maintain its existence and shall not merge into or consolidate with any other corporation, firm, joint venture or association; nor convey, transfer, lease or otherwise dispose of all or substantially all of its property, assets or business; nor assume, guarantee or become primarily or contingently liable on any indebtedness or obligation of any other person, firm, joint venture or corporation, without prior written consent from Mortgagee.

     26. Mortgagor's Additional Covenants: Mortgagor further covenants and agrees with Mortgagee, its successors and assigns as follows:

     26.1 Mortgagor will fully comply and cause compliance by tenants with all 6f the material terms, conditions and provisions of all leases on the Premises so that the same shall not become in default or be cancelled, terminated or declared void, and will do all that is needful to preserve all said leases in force. Except for taxes and assessments to be paid by Mortgagor pursuant to Paragraph 3 of this Mortgage, Mortgagor will not create or suffer or permit to be created, subsequent to the date of this Mortgage, any lien or encumbrance which may be or become superior to any lease affecting the Premises; and

     26.2 No construction shall be commenced upon the Land or upon any adjoining land at any time owned or controlled by Mortgagor or by other business entities related to Mortgagor, unless the plans and specifications for such construction shall have been submitted to and approved in writing by Mortgagee to the end that such construction shall not, in the reasonable judgment of Mortgagee, entail prejudice to the loan evidenced by the Note and secured by this Mortgage.

     26.3 In the event of the happening of any casualty, of any kind or nature, ordinary or extraordinary, foreseen or unforeseen (including any casualty for which insurance was not obtained or obtainable) resulting in damage to or destruction of the Mortgaged Premises or any part thereof, Mortgagor will give notice thereof to Mortgagee, and will promptly, at Mortgagor's sole cost and expense (whether or not there are sufficient and available insurance proceeds), commence and diligently continue to restore, replace, repair or rebuild the Mortgaged Premises to be of at least equal value and substantially the same character and condition as prior to such casualty; provided, however, that if Mortgagee has elected to apply insurance loss proceeds toward payment of the mortgage indebtedness as provided for in this Mortgage, the provisions of this Paragraph 26.3 shall not apply.

     26.4 Mortgagor will not commit or permit any waste on the Mortgaged Premises and will keep the buildings, fences and other improvements now or hereafter erected on the Mortgaged Premises in sound condition and in good repair and free from mechanic's liens or other liens or claims for liens not expressly subordinate to the lien hereof, and will neither do nor permit to be done anything to the Mortgaged Premises that may impair the value thereof; and Mortgagee shall have the right of entry upon the Mortgaged Premises at all reasonable times for the purpose of inspecting the same.

     26.5 No building or other property now or hereafter covered by the lien of this Mortgage shall be removed, demolished or materially altered, without the prior written consent of Mortgagee, except that Mortgagor shall have the right to remove and dispose of, free from the lien of this Mortgage, such equipment as from time to time may become worn out or obsolete, provided that either (i) simultaneously with or prior to such removal any such equipment shall be replaced with other equipment of a value at least equal to that of the replaced equipment and free from any tide retention or security agreement or other encumbrances, and by such removal and replacement Mortgagor shall be deemed to have subjected such equipment to the lien of this Mortgage, or (ii) any net cash proceeds received from such disposition shall be paid over promptly to Mortgagee to be applied to the last installments due on the indebtedness secured, without any charge for prepayment.

     26.6 Mortgagor will pay all utility charges incurred in connection with the Premises and all improvements thereon and maintain all utility services now or hereafter available for use at the Premises.

     26.7 Mortgagor will at all times fully comply with and cause the Premises and the use and condition thereof to fully comply with all federal, state, county, municipal, local and other governmental statutes, ordinances, requirements, regulations, rules, orders and decrees of any kind whatsoever that apply or relate thereto, and will observe and comply with all conditions and requirements necessary to preserve and extend any and all rights, licenses, permits, privileges, franchises and concessions (including, without limitation, those relating to land use and development, landmark preservation. construction, access, water rights, use, noise and pollution) which are applicable to Mortgagor or the Premises.

     26.8 Mortgagor shall within fifteen (15) days after a written request by Mortgagee furnish from time to time a signed statement setting forth the amount of the obligation secured hereby and whether or not any Event of Default, offset or defense then is alleged to exist against the same and, if so, specifying the nature thereof.

     26.9 Mortgagor will, for the benefit of Mortgagee, fully and promptly perform each obligation and satisfy each condition imposed on it under any contract relating to the Premises, or other agreement relating thereto, so that there will be no default thereunder and so that the persons (other than Mortgagor) obligated thereon shall be and remain at all times obligated to perform for the benefit of Mortgagee; and Mortgagor will not permit to exist any condition, event or fact which could allow or serve as a basis or justification for any such person to avoid such performance.

     26.10 Mortgagor will pay all filing, registration, recording and search and information fees, and all expenses incident to the execution and acknowledgement of this Mortgage and all other documents securing the indebtedness secured hereby and all federal, state, county and municipal taxes, other taxes, duties, imposts, assessments and charges arising Out of or in connection with the execution, delivery, filing, recording or registration of the indebtedness secured hereby, this Mortgage and all other documents securing the indebtedness secured hereby and all assignments thereof.

     26.11 Mortgagor covenants that the proceeds of the indebtedness secured hereby will not be used for the purchase or carrying of registered equity securities within the purview and operation of Regulation G issued by the Board of Governors of the Federal Reserve System.

     26.12 Whenever provision is made herein for the approval, satisfaction or consent of Mortgagee, or that any matter be to Mortgagee's satisfaction, unless specifically stated to the contrary, such approval or consent shall be at Mortgagee's sole discretion.

     27.  Usury Laws. Etc.:

     27.1 Mortgagor represents and agrees that the proceeds of the Note will be used for the purposes specified in 815 ILCS 205/4(l)(c) and 205/4.1, and that the principal obligation secured hereby constitutes a business loan which comes within the purview of said paragraph.

     27.2 If from any circumstances whatever fulfillment of any provision of this Mortgage or the Note at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by applicable usury statute or any other law, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, and paid according to the provisions of the Note, so that in no event shall any exaction be possible under this Mortgage or the Note that is in excess of the limit of such validity; but such obligation shall be fulfilled to the limit of such validity. In no event shall Mortgagor, its successors or assigns, be bound to pay for the use, forbearance or detention of the money loaned and secured hereby interest of more than the legal limit, and the right to demand any such excess shall be and hereby is waived. The provisions of this paragraph shall control every other provision of this Mortgage and the Note.

     28. Binding on Successors and Assigns; Gender: This Mortgage and all provisions hereof shall extend to and be binding upon Mortgagor, its successors, vendees and assigns and all persons claiming under or through Mortgagor, and the word "Mortgagor" when used herein shall include all such persons and all persons liable for the payment of the indebtedness or any part thereof, whether or not such persons shall have executed the Note or this Mortgage. The word "Mortgagee" when used herein shall include the successors, vendees and assigns of Mortgagee named herein, and the holder or holders, from time to time, of the Note. Wherever used, the singular number shall include the plural and the plural the singular, and the use of any gender shall be applicable to all genders.

     29. Captions: The captions and headings of various paragraphs of this Mortgage are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     30. Severability: In the event any of the provisions contained in this Mortgage or in any other Loan Documents shall, for any reason, be held to be invalid. illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall, at the option of Mortgagee, not affect any other provision of this Mortgage, the obligations secured hereby or any other Loan Document and same shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein and therein. This Mortgage has been executed and delivered at Chicago, Illinois and shall be construed in accordance therewith and governed by the laws of the State of Illinois.

     31. No Liability on Mortgagee: Notwithstanding anything contained herein, Mortgagee shall not be obligated to perform or discharge, and does not hereby undertake to perform or discharge, any obligation, duty or liability of Mortgagor, whether hereunder, under any of the leases affecting the Premises, under any contract relating to the Premises or otherwise, and Mortgagor shall and does hereby agree to indemnify against and hold Mortgagee harmless of and from: (i) any and all liability, loss or damage which Mortgagee may incur under or with respect to any portion of the Premises or under or by reason of its exercise of rights hereunder; and (ii) any and all claims and demands whatsoever which may be asserted against it by reason of any alleged obligation or undertaking on its part to perform or discharge any of the terms, covenants or agreements contained in any of the contracts, documents or instruments affecting any portion of the Mortgaged Premises or affecting any rights of Mortgagor thereto. Mortgagee shall not have responsibility for the control, care, management or repair of the Premises or be responsible or liable for any negligence in the management. operation, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee, stranger or other person. No liability shall be enforced or asserted against Mortgagee in its exercise of the powers herein granted to it, and Mortgagor expressly waives and releases any such liability. Should Mortgagee incur any such liability, loss or damage under any of the leases affecting the Premises or under or by reason hereof. or in the defense of any claims or demands, Mortgagor agrees to reimburse Mortgagee immediately upon demand for the full amount thereof, including costs, expenses and attorneys' fees.

     32. Mortgagor not a Joint Venturer or Partner: Mortgagor and Mortgagee acknowledge and agree that in no event shall Mortgagee be deemed to be a partner or joint venturer with Mortgagor or any beneficiary of Mortgagor. Without limitation of the foregoing, Mortgagee shall not be deemed to be such a partner or joint venturer on account of its becoming a mortgagee in possession or exercising any rights pursuant to this Mortgage or pursuant to any other instrument or document evidencing or securing any of the indebtedness secured hereby, or otherwise.

     33.  Environmental Matters:

          A. Mortgagor represents to Mortgagee that no substances, including without limitation, asbestos or any substance containing more than one-tenth of one percent (0.1%) asbestos, the group of compounds known as polychlorinated biphenyls, flammable explosives, radioactive materials, oil, petroleum or any refined petroleum product, chemicals known to cause cancer or reproductive toxicity, pollutants, effluent, contaminants, emissions or related materials and any items included in the definition of hazardous or toxic waste, materials or substances (all of the forgoing are herein collectively referred to as "Hazardous Materials" and any mixture of a Hazardous Material with other materials shall be considered a Hazardous

Material) in an amount actionable under any applicable law relating to environmental conditions and industrial hygiene, including without limitation, the Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. (S)(S) 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. (S)(S) 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. (S)(S) 1801, et seq., the Federal Water Pollution Control Act, 33 U.S.C. (S)(S) 1251 et seq., the Clean Air Act, 42 U.S.C. (S)(S) 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. (S)(S) 2601-2629, the Safe Drinking Water Act, 42 U.S.C. (S)(S) 300f et seq., and the similar federal, state and local environmental statutes, ordinances and the regulations, orders, decrees now or hereafter promulgated thereunder (such laws are hereinafter collectively referred to as the "Hazardous Material Laws"), have been installed, used, generated, manufactured, treated, handled, refined, produced, processed, stored, or otherwise exist in or on the Premises or any portion thereof or have been disposed of or discharged from the Premises or any portion thereof; (ii) tio activity has been undertaken on the Premises which would cause: (1) the Premises or any portion thereof to become a hazardous waste treatment, storage or disposal facility within the meaning of, or otherwise bring the Premises or any portion thereof within the ambit of RCRA or any other Hazardous Material Law; (2) a release or threatened release of Hazardous Material from the Premises within the meaning of, or otherwise bring the Premises or any portion thereof within the ambit of CERCLA or SARA or any other Hazardous Material Law, or (3) the discharge of Hazardous Material into any watercourse, body of surface or subsurface water or wetland, or the discharge into the atmosphere of any Hazardous Material which would require a permit under any Hazardous Material Law; (iii) no activity has been undertaken with respect to the Premises or any portion thereof which would cause a violation or support a claim under RCRA, CERCLA, SARA or any other Hazardous Material Law; (iv) no underground storage tanks or underground Hazardous Material deposits are or were located on the Premises or any portion thereof and subsequently removed or filled; (v) no investigation, administrative order, litigation or settlement with respect to any Hazardous Materials is threatened or in existence with respect to the Premises or any portion thereof; and (vi) no notice has been served on Mortgagor or any beneficiary or agent of Mortgagor from any entity, governmental body, or individual claiming any violation of any Hazardous Material Law, or requiring compliance with any Hazardous Material Law, or demanding payment or contribution for environmental damage or injury to natural resources.

          B. Mortgagor covenants that Mortgagor will indemnify, hold harmless, and defend Mortgagee and any current or former officer, director, employee or agent of Mortgagee (hereinafter collectively referred to as the "Indemnitees") from any and all claims, losses, damages, response costs, clean-up costs and expenses arising out of or in any way relating to (i) the existence, presence, suspected presence, release or suspected release of any Hazardous Materials over, beneath, in or upon the Premises or adjacent parcels, or in the improvements on the Premises, or (ii) a breach of any representations, warranties, covenants or agreements set forth in Paragraph 33A hereof, in either event including, but not limited to: (1) claims of third parties (including governmental agencies) for damages, penalties, response costs, clean-up costs, injunctive or other relief; (2) costs and expenses of removal, remediation and restoration, including, without limitation, fees of attorneys and experts, and costs of reporting the existence of Hazardous Materials to any governmental agency; and (3) any and all other expenses or obligations, whether or not taxable as costs, including, without limitation, attorneys' fees, witness fees, deposition costs, copying and telephone charges and other expenses, all of which shall be paid by Mortgagor when incurred. The foregoing indemnity shall survive the payoff of the loan evidenced by the Note.

          C. The representations, warranties, covenants and agreements contained herein and the obligations of Mortgagor to indemnify Mortgagee and the other Indemnitees with respect to the expenses, damages, losses, costs, damages and liabilities set forth in Paragraph 33B hereof shall survive (i) any transfer of all or any portion of the beneficial interest in, to and under Mortgagor,
(ii) the foreclosure of any liens on the Premises by Mortgagee or a third party or the conveyance thereof by deed in lieu of foreclosure (and shall not be limited to the amount of any deficiency in any foreclosure sale of Premises) and
(iii) all other indicia of the termination of the relationship between Mortgagor and Mortgagee.

          D. During the term of the loan evidenced by the Note, Mortgagee shall have the right, at its option, to retain, at Mortgagor's expense, an environmental consultant who shall prepare a report indicating whether the Premises contain any wetlands or are being used for any activities involving, directly or indirectly, the use, generation, treatment, storage or disposal of any Hazardous Materials. Mortgagor hereby grants to Mortgagee and Mortgagee's agents, employees, consultants and contractors the right to enter upon the Premises and to perform such tests on the Premises as are reasonably necessary to conduct any such investigation.

          E. If any of the provisions of the Illinois Responsible Property Transfer Act of 1988 ("IRPTA") are now or hereafter become applicable to the Premises, Mortgagor shall comply with such provisions. Without limitation on the generality of the foregoing, (i) if the delivery of a disclosure document is now or hereafter required by IRPTA, Mortgagor shall cause the delivery of such disclosure document to be made to all parties entitled to receive same within the time period required by IRPTA: and (ii) Mortgagor shall cause any such disclosure document to be recorded with the Recorder of Deeds of the County in which the Premises are located and filed with the Illinois Environmental Protection Agency, all within the time periods required by IRPTA. Mortgagor shall promptly deliver to Mortgagee evidence of such recording and filing of such disclosure document.

     34. Defeasance Clause: If Mortgagor pays to Mortgagee said principal sum and all other sums payable by Mortgagor to Mortgagee as are hereby secured, in accordance with the provisions of the Note and in the manner and at the times therein set forth, without deduction, fraud, or delay, then and from thenceforth this Mortgage, and the estate hereby granted, shall cease and become void, anything herein contained to the contrary notwithstanding.

     35. Flood Insurance: If the Mortgaged Premises are now or hereafter located in an area which has been identified by the Secretary of Housing and Urban Development as a flood hazard area and in which flood insurance has been made available under the National Flood Insurance Act of 1968 (the Act), Mortgagor will keep the Mortgaged Premises covered for the term of the Note by flood insurance up to the maximum limit of coverage available under the Act.

     36. Mortgagee's Right to Exercise Remedies: The rights and remedies of Mortgagee as provided in the Note, in this Mortgage, in any other Loan Document or available under applicable law, shall be cumulative and concurrent and may be pursued separately, successively or together against Mortgagor or against other obligors, if any, or against the Mortgaged Premises, or against any one or more of them, at the sole discretion of Mortgagee, and may be exercised as often as occasion therefor shall arise. The failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. No delay or omission of Mortgagee to exercise any right or power accruing upon any default shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein; and every power and remedy given by this Mortgage to Mortgagee may be exercised from time to time as often as may be deemed expedient by Mortgagee. Nothing in this Mortgage or in the Note shall affect the obligation of Mortgagor to pay the principal of, and interest on, the
Note in the manner and at the time and place therein respectively expressed.

     37. Incorporation of Riders. Exhibits and Addenda: All riders, exhibits and addenda attached to this Mortgage are by express and specific reference incorporated in and made a part of this Mortgage; and with the proviso that the covenants contained in each of said riders, exhibits and addenda, and the other things therein set forth shall have the same force and effect as any other covenant or thing herein expressed.

     38. Subrogation: To the extent that Mortgagee, on or after the date hereof, pays any sum due under any provision or law or any instrument or document creating any lien prior or superior to the lien of this Mortgage, or Mortgagor or any other person pays any such sum with the proceeds of the loan secured hereby, Mortgagee shall have and be entitled to a lien on the Mortgaged Premises equal in priority to the lien discharged, and Mortgagee shall be subrogated to, and receive and enjoy all rights and liens possessed, held or enjoyed by, the holder of such lien, which shall remain in existence and benefit Mortgagee in securing the indebtedness secured hereby. Mortgagee shall be subrogated, notwithstanding their release of record, to the lien of all mortgages, trust deeds, superior titles, vendors' liens, liens, charges, encumbrances, rights and equities on the Mortgaged Premises, to the extent that any obligation under any thereof is directly or indirectly paid or discharged with proceeds of disbursements or advances under the Note or any Loan Document.

     39. Mortgagee's Lien for Service Charge and Expenses: At all times, regardless of whether any loan proceeds have been disbursed, this Mortgage secures (in addition to any loan proceeds disbursed from time to time) the payment of any and all loan commissions, service charges, liquidated damages, expenses (with the exception of those relating to appraisals and Mortgagee's attorney's fees) and all advances due to or incurred by Mortgagee in connection with the loan to be secured hereby.

     40. Cooperative Ownership and Condominium: So long as any balance remains due and owing under the Note, Mortgagor agrees that it will not, without the written consent of Mortgagee first having been obtained, permit, allow or cause any of the following events to occur, to-wit: (a) the conversion of the Mortgaged Premises to a cooperative form of ownership, wherein the tenants or occupants of the buildings on the Premises participate in a scheme, plan or device to jointly own and operate the Mortgaged Premises and wherein the tide to the Premises is vested in a trust, corporation or other titleholding device for the use and benefit of the cooperative entity or its participants therein; or
(b) the conversion of the Mortgaged Premises to a condominium form of ownership and in this connection to the Condominium Act of the state where the Premises are located, and will not file (or cause to be filed) a Condominium Declaration pursuant to the provisions of said Act without Mortgagee's express written consent; and in case Mortgagor permits or causes any of the aforesaid events to occur, without the written approval or consent of Mortgagee being first had and obtained, Mortgagee may declare the loan secured hereby to be in default, in consequence whereof Mortgagee may foreclose this Mortgage or avail itself of such rights and remedies herein reserved or permitted by law as in such case made and provided.

     41. Default Rate: The term "Default Rate" when used in this Mortgage shall be defined to mean the Default Rate set forth in the Note; provided, however, in the event no Default Rate is set forth in the Note, the Default Rate shall be deemed to be eighteen (18%) percent per annum.

     42. Security Agreement. This Mortgage shall be deemed a Security Agreement as defined in and for purposes of Article 9 of the Illinois Uniform Commercial Code. This Mortgage creates a security interest in favor of Mortgagee in all property including all personal property, fixtures and goods affecting property either referred to or described herein or in anyway connected with the use or enjoyment of the Premises. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (i) as prescribed herein, or (ii) by general law, or (iii) as to such part of the security which is also reflected in any Financing Statement filed to perfect the security interest herein created, by the specific statutory consequences now or hereinafter enacted and specified in the Illinois Uniform Commercial Code, all at Mortgagee's sole election. Mortgagor and Mortgagee agree that the filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and the hereby stated intention of the parties hereto, that everything used in connection with the production of income from the Mortgaged Premises and/or adapted for use therein and/or which is described or reflected in this Mortgage is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (i) any such item is physically attached to the improvements, (ii) serial numbers are used for the better identification of certain equipment items capable of being thus identified in a recital contained herein or in any list filed with Mortgagee, or (iii) any such item is referred to or reflected in any such Financing Statement so filed at any time. Similarly, the mention in any such Financing Statement of (1) the rights in or the proceeds of any fire and/or hazard insurance policy, or (2) any award in eminent domain proceedings for a taking or for loss of value, or

(3) the debtor's interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Premises, whether pursuant to lease or otherwise, shall never be construed as in anywise altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of Mortgagee's lien granted hereby or by any other recorded document, but such mention in the Financing Statement is declared to be for the protection of Mortgagee in the event any court or judge shall at any time hold with respect to (1), (2) and (3) that notice of Mortgagee's priority of interest to be effective against a particular class of persons, including, but not limited to, the Federal government and any subdivisions or entity of the Federal government, must be filed in the Commercial Code records.

     Notwithstanding the aforesaid, Mortgagor covenants and agrees that so long as any balance remains unpaid on the Note, it will execute (or cause to be executed) and delivered to Mortgagee, such renewal certificates, affidavits, extension statements or other documentation in proper form, so as to keep perfected the lien created by any Security Agreement and Financing Statement given to Mortgagee by Mortgagor, and to keep and maintain the same in full force and effect until the entire principal indebtedness and all interest to accrue thereunder has been paid in full; with the proviso that the failure of the undersigned Mortgagor to so do shall constitute an Event of Default hereunder.

     43.   Prohibition on Sale or Financing.

     43.1 Any sale, conveyance, assignment, pledge, hypothecation, encumbrance or other transfer of title to, or any interest in, or the placing of any lien upon the Premises, the beneficial interest in Mortgagor or any ownership interest in Mortgagor or in the beneficiary of Mortgagor (whether voluntary or by operation of law) without Mortgagee's prior written consent shall be an Event of Default hereunder.

     43.2 For the purpose of, and without limiting the generality of, Paragraph 43.1, the occurrence at any time of any of the following events shall be deemed to be an unpermitted transfer of title to the Premises and therefore an Event of Default hereunder: (a) any sale, conveyance, assignment or other transfer of or granting of a security interest in any (i) general partnership interest in any limited partnership or general partnership, (ii) corporation, or (iii) limited liability company, which is the Mortgagor or the beneficiary of Mortgagor hereunder; provided that if there is only one general partner and that general partner dies or becomes incapacitated, a transfer to a successor general partner, subject to the approval of Mortgagee, which approval will not unreasonably be withheld, will not be an event of default; (b) any sale, conveyance, assignment or other transfer of or granting of a security interest in any ownership interest in any partnership, corporation or limited liability company directly or indirectly controlling the Mortgagor or the beneficiary of Mortgagor which results in any material change in the identity of the individuals previously in control of the Mortgagor or the beneficiary of Mortgagor or if the secured party holding such security interest would exercise its remedies; or (c) any sale, conveyance, assignment or other transfer of or granting of a security interest in the beneficial interest in Mortgagor, if applicable.

     43.3 It is understood and agreed that the indebtedness secured hereby was created solely due to the financial sophistication, creditworthiness, background and business sophistication of Mortgagor (or in the event Mortgagor is a trust, the beneficiary of Mortgagor) and Mortgagee continues to rely upon same as the means of maintaining the value of the Premises. It is further understood and agreed that any secondary or junior financing placed upon the Premises or the improvements located thereon, or upon the interests of Mortgagor (or in the event Mortgagor is a trust, the beneficial interest of the trust) may divert funds which would otherwise be used to pay the indebtedness secured hereby, and could result in acceleration an/or foreclosure by any such junior lienor. Any such action would force Mortgagee to take measures, and incur expenses, to protect its security, and would detract from the value of the Premises, and impair the rights of Mortgagee granted hereunder.

     43.4 Any consent by Mortgagee to, or any waiver of any event which is prohibited under this Paragraph 43 shall not constitute a consent to, or waiver of, any right, remedy or power of Mortgagee upon a subsequent event of default.

     44. No Oral Modifications: This Mortgage may not be modified, amended, discharged or waived orally, except by an agreement in writing and signed by the party against whom enforcement of any such modification, amendment, discharge or waiver is sought. It is understood and agreed that all understandings and agreements heretofore had between the parties hereto are merged in this Mortgage, the exhibits annexed hereto and the Loan Documents and other instruments and documents referred to herein, which alone fully and completely express their agreements, and that Mortgagor is not relying upon any statement or representation, not embodied in this Mortgage or the Loan Documents and other instruments and documents referred to herein, made by Mortgagee. Mortgagor expressly acknowledges that, except as expressly provided in this Mortgage or the Loan Documents and other instruments and documents referred to herein, Mortgagee and the agents and representatives of Mortgagee have not made, and Mortgagee is not liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the transactions contemplated hereby.

     45. Furnishing of Financial Statements to Mortgagee: Mortgagor covenants and agrees to furnish to Mortgagee within ninety (90) days after the end of each fiscal year of the operation of the Premises, commencing with the current fiscal year, an annual operating statement containing statements of income and expense relating to the Premises, setting forth in each case, the comparative form, the figures for the previous fiscal year, all in form and detail satisfactory to Mortgagee and prepared and certified by a certified public accountant of recognized standing, licensed to do business in the State of Illinois selected by Mortgagor and acceptable to Mortgagee or supported by an affidavit of a principal owner of the beneficial interest in the trust agreement under which title to the Premises is held, or if the Premises are not held in such a trust, then a principal of Mortgagor.

     46. Notices: All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented personally, forwarded by expedited messenger with evidence of delivery, or sent by registered or certified mail to any party hereto at its address stated above or at such other address of which it shall have notified the party giving such notice in writing. Copies of all notices to Mortgagee shall be given to Michael Weininger, Katz Randall & Weinberg, 333 West Wacker Drive, Suite 1800, Chicago, Illinois 60606. Whenever in this Mortgage the giving of notice by mail or otherwise is required, the giving of such notice may be waived in writing by the person or persons entitled to receive such notice.

     47. Junior Mortgage. This Mortgage is a Junior Mortgage, the lien of which is junior, subject and subordinate to the lien of the Mortgage dated January 7, 1998 (hereinafter referred to as the "Alliance Mortgage") in favor of ALLIANCE BANKING COMPANY (hereinafter referred to as "Alliance"), recorded on ______________________, 1998 with the Recorder of Deeds of Cook County, Illinois as Document Number __________, to secure a note to Alliance (hereinafter referred to as the "Alliance Note") in the original principal amount of SIX HUNDRED FIFTY THOUSAND AND NO/l00 ($650,000.00) DOLLARS. The Alliance Mortgage constitutes a first mortgage on all of the mortgaged premises. The indebtedness evidenced by the Alliance Note and secured by the Alliance Mortgage is hereinafter referred to as the "Alliance Indebtedness".

     Mortgagor covenants and agrees that it shall well and truly perform and discharge each and all of the obligations of the conditions of the Alliance Mortgage and Alliance Note and all other documents relating thereto (the Alliance Note, Alliance Mortgage and all such other documents being hereinafter referred to collectively as the "Alliance Loan Documents"), and that a default. or the occurrence of an event of default under any of the Alliance Loan Documents shall constitute a default hereunder, in consequence whereof Mortgagee may avail itself of any or all of the rights or remedies reserved herein or allowed or permitted by law or in equity as in such case made and provided.

     Notwithstanding anything herein to the contrary, all rights of Mortgagee under this Mortgage are subject to the rights of the holder of the Alliance Indebtedness so long as the same remains unpaid. In the event the provisions hereof conflict or are inconsistent with provisions of the Alliance Loan Documents such that Mortgagor is unable to fully comply with any provision hereof as a result of Mortgagor's compliance with the provisions of any of the Alliance Loan Documents, e.g. as to payment of taxes in installments or delivery of insurance policies, Mortgagor shall not be in default hereunder so long as Mortgagor continues to comply with the Alliance Loan Documents; provided, however, that upon payment in full of the Alliance Indebtedness such provisions hereunder are complied with by Mortgagor.

     IN WITNESS WHEREOF, THE LEAP PARTNERSHIP, INC., an Illinois corporation, has caused these presents to be signed by its Secretary, the day and year first above written.


                                    THE LEAP PARTNERSHIP, INC.,
                                    an Illinois corporation



                                    By: Robert C. Bramlette
                                       -------------------------
                                        Robert Bramlette
                                        Its: Secretary



STATE OF ILLINOIS    )
                     )
COUNTY OF COOK       )

     I, Colleen C. Correra, a Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY that ROBERT BRAMLETTE, as Secretary of THE LEAP PARTNERSHIP, INC., an Illinois corporation, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument as such Secretary of said Corporation, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as his/her own free and voluntary act and as the free and voluntary act of said Corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23 day of March, 1998.


                                    Colleen C. Correra
                                    ---------------------------------
                                    Notary Public


                                            "OFFICIAL SEAL"
                                           COLLEEN C. CORRERA
                                    Notary Public, State of Illinois
                                      My Commission Expires 8/22/98

                                  EXHIBIT "A"
                               Legal Description
                               -----------------


LOT 5 AND THE WEST 1 AND 1/3 FEET OF LOT 4 IN WOLCOTT'S ADDITION TO CHICAGO IN THE EAST 1/2 OF THE NORTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14 EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.


---------------------------------------
COMMON PROPERTY ADDRESS:

22 W Hubbard St.
Chicago, Illinois 60610

PERMANENT INDEX NUMBERS:
17-09-255-022-0000

                                                                 REORDER FROM
                                                                 Registre, Inc.
                                                                 514 PIERCE ST.
                                                                 P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                 (612) 421-1713


                               STATE OF ILLINOIS
          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT - FORM UCC-1


INSTRUCTIONS                                                             71016
1.  This form must be typed. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.
4. At the time of filing, the filing officer will return third copy as an acknowledgement, please enclose a self addressed envelope for this return.

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------
                Debtor(s) (Last Name First) and address(es)
                      Quantum Leap Communications, Inc.
                            an Illinois corporation
--------------------------------------------------------------------------------
                      Secured Party(ies) and address(es)
                              Manufacturers Bank
                             1200 N. Ashland Ave.
                            Chicago, IL 60622-2298
--------------------------------------------------------------------------------
                              For Filing Officer
                    (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
1.  This financing statement covers the following types (or items) of property:


    See Exhibit "A" attached hereto and made a part hereof.



2.  [X] Products of Collateral are also covered.
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY


--------------------------------------------------------------------------------
_____  Additional sheets presented.

  X    Filed with Office of Secretary of State of Illinois.
_____
_____  Debtor is a transmitting utility as defined in UCC (S)9-105.


QUANTUM LEAP COMMUNICATIONS, INC.

By:_____________________________________________________________________________
              Signature of (Debtor)
                                               (Secured Party)*

   *Signature of Debtor Required in Most Cases:
    Signature of Secured Party in Cases Covered by UCC (S)9-402(2)

FILING OFFICER - ALPHABETICAL
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1-REV. 1 . 75


This form of financing statement is approved by the Secretary of State

                                 EXHIBIT "A"
                                 -----------


All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

                                                                 REORDER FROM
                                                                 Registre', Inc.
                                                                 514 PIERCE ST.
                                                                 P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                 (612) 421-1713


                               STATE OF ILLINOIS
         UNIFORM COMMERCIAL CODE - FINANCING STATEMENT -- FORM UCC - 1


INSTRUCTIONS:                                                             71013
1.  This form must be typed. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.
4. At the time of filing, the filing officer will return third copy as an acknowledgement, please enclose a self addressed envelope for this return.

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------

                  Debtor(s) (Last Name First) and address(es)
                           Lilypad Services, Inc. an
                             Illinois corporation

--------------------------------------------------------------------------------
                      Secured Party(ies) and address(es)
                               Manufactures Bank
                             1200 N. Ashland Ave.
                            Chicago, IL 60622-2298
--------------------------------------------------------------------------------
                              For Filing Officer
                    (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
1.  This financing statement covers the following types (or items) of property:


    See Exhibit "A" attached hereto and made a part hereof.



2.  [X] Products of Collateral are also covered.
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY


--------------------------------------------------------------------------------
_____  Additional sheets presented.

  X    Filed with Office of Secretary of State of Illinois.
_____
_____  Debtor is a transmitting utility as defined in UCC (S) 9-105.


LILYPAD SERVICES, INC.

By:_____________________________________________________________________________
              Signature of (Debtor)
                                               (Secured Party)*

   *Signature of Debtor Required in Most Cases:
    Signature of Secured Party in Cases Covered by UCC (S)9-402(2)

FILING OFFICER - ALPHABETICAL
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV. 1 - 75


This form of financing statement is approved by the Secretary of State.
--------------------------------------------------------------------------------

                                  EXHIBIT "A"
                                  -----------


All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

                                                                 REORDER FROM
                                                                 Registre', Inc.
                                                                 514 PIERCE ST.
                                                                 P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                 (612) 421-1713


                               STATE OF ILLINOIS
        UNIFORM COMMERCIAL CODE - FINANCING STATEMENT -- FORM UCC-1


INSTRUCTIONS:                                                            71014
1.  This form must be typed. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.
4. At the time of filing, the filing officer will return third copy as an acknowledgement, please enclose a self addressed envelope for this return.

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------

                 Debtor(s) (Last Name First) and address(es)
                            Bar TV, Inc. a Delaware
                                  corporation


--------------------------------------------------------------------------------
                      Secured Party(ies) and address(es)
                              Manufacturers Bank
                             1200 N. Ashland Ave.
                            Chicago, IL 60622-2298
--------------------------------------------------------------------------------
                              For Filing Officer
                    (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
1.  This financing statement covers the following types (or items) of property:


    See Exhibit "A" attached hereto and made a part hereof.



2.  [X] Products of Collateral are also covered.
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY


--------------------------------------------------------------------------------
_____  Additional sheets presented.

  X    Filed with Office of Secretary of State of Illinois.
_____
_____  Debtor is a transmitting utility as defined in UCC (S) 9-105.


BAR TV, INC., a Delaware corporation

By:_____________________________________________________________________________
              Signature of (Debtor)
                                               (Secured Party)*

   *Signature of Debtor Required in Most Cases:
    Signature of Secured Party in Cases Covered by UCC (S)9-402(2)

FILING OFFICER - ALPHABETICAL
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV.1 - 75


This form of financing statement is approved by the Secretary of State.
--------------------------------------------------------------------------------

                                  EXHIBIT "A"
                                  -----------


     All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

                                                                 REORDER FROM
                                                                 Registre', Inc.
                                                                 514 PIERCE ST.
                                                                 P.O. BOX 218
                                                                 ANOKA, MN 55303
                                                                 (612) 421-1713


                               STATE OF ILLINOIS
          UNIFORM COMMERCIAL CODE - FINANCING STATEMENT -- FORM UCC-1


INSTRUCTIONS:                                                            71015
1.  This form must be typed. Fold only along perforation for mailing.
2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer. Enclose filing fee.
3. If the space provided for any item(s) on the form is inadequate the item(s) should be continued on additional sheets, preferably 5" x 8" or 8" x 10". Only one copy of such additional sheets need be presented to the filing officer with a set of three copies of the financing statement. Long schedules of collateral, indentures, etc., may be on any size paper that is convenient for the secured party.
4. At the time of filing, the filing officer will return third copy as an acknowledgement, please enclose a self addressed envelope for this return.

--------------------------------------------------------------------------------
This STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
--------------------------------------------------------------------------------

                  Debtor(s) (Last Name First) and address(es)
                         Tadpole Productions, Inc. an
                             Illinois corporation


--------------------------------------------------------------------------------
                      Secured Party(ies) and address(es)
                              Manufacturers Bank
                             1200 N. Ashland Ave.
                            Chicago, IL 60622-2298
--------------------------------------------------------------------------------
                              For Filing Officer
                    (Date, Time, Number, and Filing Office)


--------------------------------------------------------------------------------
1.  This financing statement covers the following types (or items) of property:


    See Exhibit "A" attached hereto and made a part hereof.



2.  [X] Products of Collateral are also covered.
--------------------------------------------------------------------------------
ASSIGNEE OF SECURED PARTY


--------------------------------------------------------------------------------
_____  Additional sheets presented.

  X    Filed with Office of Secretary of State of Illinois.
_____
_____  Debtor is a transmitting utility as defined in UCC (S) 9-105.


TADPOLE PRODUCTIONS, INC.

By:_____________________________________________________________________________
              Signature of (Debtor)
                                               (Secured Party)*

   *Signature of Debtor Required in Most Cases:
    Signature of Secured Party in Cases Covered by UCC (S)9-402(2)

FILING OFFICER - ALPHABETICAL
STANDARD FORM - UNIFORM COMMERCIAL CODE - FORM UCC-1 - REV.1 - 75


This form of financing statement is approved by the Secretary of State.
--------------------------------------------------------------------------------

                                  EXHIBIT "A"
                                  -----------


All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).

       NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

       IMPORTANT - READ INSTRUCTIONS ON BACK BEFORE FILLING OUT FORM -

                              DO NOT DETACH STUB                          83977

                                        THIS SPACE FOR USE OF FILING OFFICER




FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from the date of filing.

A.  NAME & TEL. # OF CONTACT AT FILER (optional)

B.  FILING OFFICE ACCT. # (optional)

C.  RETURN COPY TO: (Name and Mailing Address)

          Michael Weininger, Esq.
          KATZ, RANDALL & WEINBERG
          333 West Wacker Drive
          Suite 1800
          Chicago, IL 60606

D.  OPTIONAL DESIGNATION (If applicable):
    [_] LESSOR/LESSEE
    [_] CONSIGNOR/CONSIGNEE
    [_] NON-UCC FILING
================================================================================
1.  DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)
    ----------------------------------------------------------------------------
     1a. ENTITY'S NAME
           YAR COMMUNICATIONS, INC., a New York corporation
OR  ----------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME     FIRST NAME     MIDDLE NAME     SUFFIX

--------------------------------------------------------------------------------
     1c. MAILING ADDRESS           CITY           STATE   COUNTRY   POSTAL CODE
         220 5th Avenue, 11th Floor    New York   NY      USA         10001
    ----------------------------------------------------------------------------
     1d. S.S. OR TAX I.D.#    OPTIONAL ADD'NL INFO RE ENTITY DEBTOR

    ----------------------------------------------------------------------------
     1e. TYPE OF ENTITY

    ----------------------------------------------------------------------------
     1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

    ----------------------------------------------------------------------------
     1g. ENTITY'S ORGANIZATIONAL I.D. #, If any [_] NONE

================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name
   (2a or 2b)
    ----------------------------------------------------------------------------
     2a. ENTITY'S NAME

OR  ----------------------------------------------------------------------------

     2b. INDIVIDUAL'S LAST NAME    FIRST NAME     MIDDLE NAME          SUFFIX

    ----------------------------------------------------------------------------
     2c. MAILING ADDRESS           CITY           STATE   COUNTRY   POSTAL CODE

    ----------------------------------------------------------------------------
     2d. S.S. OR TAX I.D.#   OPTIONAL ADD'NL INFO RE ENTITY DEBTOR

    ----------------------------------------------------------------------------
     2e. TYPE OF ENTITY

    ----------------------------------------------------------------------------
     2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION

    ----------------------------------------------------------------------------
     2g. ENTITY'S ORGANIZATIONAL I.D. #, If any  [_] NONE

================================================================================
3.   SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL
     NAME - insert only one secured party name (3a or 3b)

    ----------------------------------------------------------------------------
     3a. ENTITY'S NAME
           MANUFACTURERS BANK

OR  ----------------------------------------------------------------------------

     3b. INDIVIDUAL'S LAST NAME    FIRST NAME     MIDDLE NAME          SUFFIX

    ----------------------------------------------------------------------------
     3c.  MAILING ADDRESS          CITY           STATE    COUNTRY  POSTAL CODE
            1200 N. Ashland Avenue   Chicago      IL         USA      60622-2298
================================================================================
4.   This FINANCING STATEMENT covers the following types or items of property:

     See Exhibit "A" attached hereto and made a part hereof.



5. Check Box [_] (If Applicable) This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

================================================================================
6.   REQUIRED SIGNATURE (S)
       YAR COMMUNICATIONS, INC.

================================================================================
7.   If filed in Florida (Check one)
          [_] Documentary stamp tax paid

          [_] Documentary stamp tax not applicable

================================================================================
8. [_] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS
         Attach Addendum                                  (If applicable)
================================================================================

                                  EXHIBIT "A"
                                  -----------

All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles; whether any of the foregoing is owned now or acquired later; all accessories, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing; all proceeds relating to any of the foregoing (including insurance, general intangibles and other accounts proceeds).


                              STATE OF ILLINOIS
                            UNIFORM COMMERCIAL CODE
   STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC.--FORM UCC-3
   INSTRUCTIONS:
      1. PLEASE TYPE this form. Fold only along perforation for mailing.
      2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
      3. Enclose filing fee.
      4. If the space provided for any item(s) on the form is inadequate the item(s)
         should be continued on additional sheets, preferably 5" x 8" or 8" x 10".
      5. At the time of filing, filing officer will return third copy as an acknowledgement.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
  This STATEMENT is presented to THE FILING OFFICER               |       For Filing Officer (Data,
  for filing pursuant to the Uniform Commercial Code.             |       Time Number, and Filing
                                                                  |       Office)
------------------------------------------------------------------|
Debtor(s) (Last Name First)     |     Secured Party(ies)          |
and address(es)                 |     and address(es)             |
                                |                                 |
The Leap Partnership, Inc.      |     Alliance Banking Company    |
P.O. Box 549                    |     500 W. Buffalo Street       |
New Buffalo, MI 49117           |     P.O. Box 808                |
  36-3911479                    |     New Buffalo, MI 49117       |
------------------------------------------------------------------|
This Statement refers to original Financing Statement No. 3217345 |
Date filed: February 1, 1994    Filed with IL Secretary of State  |
--------------------------------------------------------------------------------------------------------|
A. [_] CONTINUATION....The original financing statement between the foregoing Debtor and Secured        |
                       Party, bearing the file number shown above, is still effective.                  |
B. [_] PARTIAL RELEASE.From the collateral described in the financing statement bearing the file        |
                       number shown above, the Secured Party releases the property indicated below.     |
C. [_] ASSIGNMENT......The Secured Party certifies that the Secured Party has assigned to the Assignee  |
                       whose name and address is shown below. Secured Party's rights under the financing|
                       statement bearing the file number shown above in the property indicated below.   |
D. [X] TERMINATION.....The Secured Party certifies that the Secured Party no longer claims a security   |
                       interest under the financing statement bearing the file number shown above.      |
E. [_] AMENDMENT.......The financing statement bearing the above file number is amended.                |
                       [_] To show the Secured Party's new address as indicated below;                  |
                       [_] To show the Debtor's new address as indicated below;                         |
                       [_] As set forth below:                                                          |
--------------------------------------------------------------------------------------------------------|
                                                                                                        |
--------------------------------------------------------------------------------------------------------|
                                                     ALLIANCE BANKING COMPANY                  (Secured |
-----------------------------------------(Debtor)   ------------------------------------------ Party)   |
   (Signature of Debtor, if required)                                                                   |
                                                                                                        |
Dated: ----------------------------------, 19-----   By: ---------------------------------------------  |
                                                                (Signature of Secured Party)            |
                                                                                                        |
   (1) FILING OFFICER COPY - ALPHABETICAL                                                               |
                                                                                                        |
            This form of Financing Statement is approved by the Illinois Secretary of State.            |
                                                                                                        |
STANDARD FORM--UNIFORM COMMERCIAL CODE--FORM UCC-3 REV.                                                 |
                                                                                                        |



                              STATE OF ILLINOIS
                            UNIFORM COMMERCIAL CODE
   STATEMENTS OF CONTINUATION, PARTIAL RELEASE, ASSIGNMENT, ETC.--FORM UCC-3
   INSTRUCTIONS:
      1. PLEASE TYPE this form. Fold only along perforation for mailing.
      2. Remove Secured Party and Debtor copies and send other 3 copies with interleaved carbon paper to the filing officer.
      3. Enclose filing fee.
      4. If the space provided for any item(s) on the form is inadequate the item(s)
         should be continued on additional sheets, preferably 5" x 8" or 8" x 10".
      5. At the time of filing, filing officer will return third copy as an acknowledgement.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
  This STATEMENT is presented to THE FILING OFFICER               |       For Filing Officer (Data,
  for filing pursuant to the Uniform Commercial Code.             |       Time Number, and Filing
                                                                  |       Office)
------------------------------------------------------------------|
Debtor(s) (Last Name First)     |     Secured Party(ies)          |
and address(es)                 |     and address(es)             |
                                |                                 |
The Leap Partnership, Inc.      |     Alliance Banking Company    |
P.O. Box 549                    |     500 W. Buffalo Street       |
New Buffalo, MI 49117           |     P.O. Box 808                |
  36-3911479                    |     New Buffalo, MI 49117       |
------------------------------------------------------------------|
This Statement refers to original Financing Statement No. 3217867 |
Date filed: February 2, 1994    Filed with IL Secretary of State  |
--------------------------------------------------------------------------------------------------------|
A. [_] CONTINUATION....The original financing statement between the foregoing Debtor and Secured        |
                       Party, bearing the file number shown above, is still effective.                  |
B. [_] PARTIAL RELEASE.From the collateral described in the financing statement bearing the file        |
                       number shown above, the Secured Party releases the property indicated below.     |
C. [_] ASSIGNMENT......The Secured Party certifies that the Secured Party has assigned to the Assignee  |
                       whose name and address is shown below. Secured Party's rights under the financing|
                       statement bearing the file number shown above in the property indicated below.   |
D. [X] TERMINATION.....The Secured Party certifies that the Secured Party no longer claims a security   |
                       interest under the financing statement bearing the file number shown above.      |
E. [_] AMENDMENT.......The financing statement bearing the above file number is amended.                |
                       [_] To show the Secured Party's new address as indicated below;                  |
                       [_] To show the Debtor's new address as indicated below;                         |
                       [_] As set forth below:                                                          |
--------------------------------------------------------------------------------------------------------|
                                                                                                        |
--------------------------------------------------------------------------------------------------------|
                                                     ALLIANCE BANKING COMPANY                  (Secured |
-----------------------------------------(Debtor)   ------------------------------------------ Party)   |
   (Signature of Debtor, if required)                                                                   |
                                                                                                        |
Dated: ----------------------------------, 19-----   By: ---------------------------------------------  |
                                                                (Signature of Secured Party)            |
                                                                                                        |
   (1) FILING OFFICER COPY - ALPHABETICAL                                                               |
                                                                                                        |
            This form of Financing Statement is approved by the Illinois Secretary of State.            |
                                                                                                        |
STANDARD FORM--UNIFORM COMMERCIAL CODE--FORM UCC-3 REV.                                                 |
                                                                                                        |


                                PLEDGE AGREEMENT


     PLEDGE AGREEMENT made as of the 30th day of January, 1998, by THE LEAP GROUP, INC., a Delaware corporation (called "Pledgor") and ONE WORLD COMMUNICATIONS, INC., for the limited purpose set forth in its Joinder, to and in favor of MANUFACTURERS BANK, an Illinois banking corporation, 12OO N. Ashland Ave., Chicago, Illinois ("Secured Party").

                               R E C I T A L S:

     A. Secured Party has extended credit to Pledgor and THE LEAP PARTNERSHIP, INC., an Illinois corporation (hereinafter referred to as "Partnership"), QUANTUM LEAP COMMUNICATIONS, INC., an Illinois corporation (hereinafter referred to as "Quantum"), LILYPAD SERVICES, INC., an Illinois corporation (hereinafter referred to as "Lilypad"), BAR TV, INC., a Delaware corporation (hereinafter referred to as "Bar"), TADPOLE PRODUCTIONS, INC., an Illinois corporation (hereinafter referred to as "Tadpole"), and YAR COMMUNICATIONS, INC., a Delaware corporation (hereinafter referred to as "Yar") (Partnership, Quantum, Lilypad, Bar, Tadpole, Yar and Pledgor collectively, "Debtor"), under certain terms and conditions set forth in, among other documents, a Business Loan Agreement and a Promissory Note dated February 18, 1997 executed and delivered to Secured Party by Pledgor as thereafter modified by Modification Agreement dated October 31, 1997; and

     B. Debtor has requested Secured Party to enter into a Second Loan Modification Agreement which, among other things, will extend the Maturity Date of the Note; and

     C. Secured Party is unwilling to enter into the Second Modification Agreement in the absence of additional collateral for the Note; and

     D. As an inducement to Secured Party to enter into the Second Modification Agreement and, among other things, extend the Maturity Date of the Note, Pledgor has agreed as follows.

     1. The interest created by this Agreement secures the payment of all debts, obligations and liabilities (collectively "Liabilities") of Debtor to Secured Party under the Loan Agreement, the Note and all documents related thereto (collectively, the "Loan Documents").

     2. Pledgor hereby assigns, transfers and pledges with Secured Party as security for the Liabilities the following Instruments, insurance policies, documents, securities, chattel paper and intangibles (collectively "Securities"), together with any stock rights, rights to subscribe, liquidating dividends, stock dividends, dividends paid on and/or in stock (collectively "Dividends"), new securities or other property which Pledgor is or may hereafter become entitled to receive on account of the Securities, Dividends or other property (collectively "Collateral") described more fully as follows:

     1000 shares of common stock of One World Communications, Inc., a Delaware corporation ("One World"), which Pledgor warrants to be 100% of the issued and outstanding stock of One World.

In addition, the word "Collateral" includes all property of Pledgor in the possession of Secured Party (or in the possession of a third party subject to the control of Secured Party), whether now or hereafter existing and whether tangible or intangible in character, including without limitation each of the following:

     (a) All property to which Secured Party acquires title or documents of title;

     (b)  All property assigned to Secured Party;

     (c) All promissory notes, bills of exchange, stock certificates, bonds, savings passbooks, time certificates of deposit, insurance policies, and all other instruments and evidences of an obligation; and

     (d) All records relating to any of the Collateral, whether in the form of a writing, microfilm, microfiche, or electronic media.

     3. Pledgor warrants that (i) all items of Collateral delivered hereunder are genuine and free from all liens, adverse claims, default, defenses and conditions precedent, not previously disclosed to Secured Party and (ii) One World authorized the issuance of 10,000 shares of common stock.

     4. At any time, without notice and at the expense of Pledgor, Secured Party may, but shall not be obligated to, (a) notify any person or entity obligated on any Collateral of its rights hereunder, (b) collect by any means all Dividends, interest or other sums payable upon or on account of any Collateral, (c) make any compromise or settlement with reference to any Collateral that Secured Party, in its sole discretion, deems appropriate or desirable, (d) cause any Collateral to be transferred to its own name or to that of its nominee, (e) perform any obligation of Pledgor under any Collateral or hereunder and (f) exercise, as to any Collateral, all rights, powers and remedies or any owner including entering into any extension, reorganization, deposit, merger or consolidation agreement or any other agreement affecting such Collateral. Secured Party has no obligation with respect to redemption, conversion, warrant, preemptive, or other rights or dates limiting the exercise of such rights as to any Securities and no omission with respect to any such matter(s) shall in any way impair or discharge any of the Liabilities of the Debtor.

     5. Secured Party may from time to time, without notice to Pledgor, and without impairing or affecting the interest created hereunder, (a) acquire a security interest in any property in addition to the Collateral, or release any such interest so acquired, or permit any substitution or exchange for such property or any part thereof, (b) acquire the primary or secondary liability of any party or parties with respect to all or any of the Liabilities, or release, modify or compromise the same or any part thereof, (c) modify, extend or renew for any period any of the Liabilities or (d) resort to the Collateral for payment of the Liabilities whether or not Secured Party shall have resorted to other collateral or proceeded against any other party primarily or secondarily liable on the Liabilities.

     6. Pledgor waives any presentment, demand for performance, notice of nonperformance, protest and notice of protest or dishonor in connection with any Collateral.

     7. Pledgor agrees to pay prior to delinquency all taxes, charges, liens and assessments against any Collateral and upon the failure of the Pledgor to do so, Secured Party, at its option, may pay all or any part thereof and shall be the sole judge of the legality or validity thereof and the amount necessary to discharge the same. Any expenditure by Secured Party under this paragraph shall become part of the Liabilities secured hereby.

     8. Pledgor agrees that it shall not and will not cause to be issued or permit One World to issue any shares of One World common stock in excess of the 1,000 shares of such stock issued as of the date of this Agreement.

     9. All advances, charges, costs and expenses (including reasonable paralegal and attorneys' fees and expenses) paid by Secured Party in exercising any right, power or remedy hereunder, or in the enforcement hereof shall become a part of the Liabilities secured hereunder.

     10. Upon the happening of any of the events of default set forth in the Loan Documents, Secured Party may declare all Liabilities owed to it by Debtor immediately due and payable and with respect to the Collateral shall have all rights of a secured party under the Uniform Commercial Code, including holding a public sale or private sale. At any such sale, Secured Party may, if it be the highest bidder, purchase any or all of the Collateral so sold free from any right of redemption which is hereby waived. In the event of a default hereunder, Secured Party shall have the option to terminate the Pledgor's voting rights in any Securities or Dividends and exercise said rights in its sole discretion.

     11. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

     12. If any term or provision of this Agreement is held to be void or unenforceable, such term or provision, at the option of the Secured Party, shall be deemed omitted and this Agreement with such term or provision omitted shall remain in full force and effect.

                                    THE LEAP GROUP, INC., a Delaware
                                    corporation

                                    By:  Robert C. Bramlette
                                      ---------------------------
                                         Its:  Secretary
                                             --------------------

                          JOINDER TO PLEDGE AGREEMENT
                          ---------------------------


     One World Communication, Inc., for good and valuable consideration, agrees that it will not issue any authorized but previously unissued shares of its stock nor authorize the issuance of any additional shares of its stock so long as any Liabilities remain unpaid.

                                    ONE WORLD COMMUNICATIONS, INC.

                                    By:   Robert C. Bramlette
                                       --------------------------
                                          Its:  Secretary
                                              -------------------